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                                                                   EXHIBIT 10.21







                               PURCHASE AGREEMENT

                                     BETWEEN

                          M-C CAPITOL ASSOCIATES L.L.C.

                                   (AS SELLER)

                                       AND

                BOARD OF GOVERNORS OF THE FEDERAL RESERVE SYSTEM

                                 (AS PURCHASER)

                             DATED: AUGUST 16, 2001














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                                TABLE OF CONTENTS

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

                                                                                                                PAGE
ARTICLE I DEFINITIONS.............................................................................................1
   Section 1.1    GENERAL INTERPRETIVE PRINCIPLES.................................................................1
   Section 1.2    DEFINED TERMS...................................................................................1
ARTICLE II PURCHASE AND SALE OF THE PROPERTY.....................................................................10
   Section 2.1    PROPERTY TO BE SOLD............................................................................10
   Section 2.2    NO UNINTENDED ASSUMPTION OF LIABILITIES........................................................11
ARTICLE III PURCHASE PRICE AND TERMS OF PAYMENT..................................................................11
   Section 3.1    AMOUNT.........................................................................................11
   Section 3.2    PAYMENT........................................................................................12
ARTICLE IV DEPOSIT...............................................................................................12
   Section 4.1    DELIVERY OF DEPOSIT............................................................................12
   Section 4.2    DEPOSIT........................................................................................12
   Section 4.3    DISPOSITION OF FUND............................................................................12
   Section 4.4    ESCROW AGENT'S DUTY TO RETURN FUND.............................................................12
   Section 4.5    INTERPLEADER...................................................................................13
   Section 4.6    ESCROW AGENT AS STAKEHOLDER....................................................................13
   Section 4.7    PROHIBITION AGAINST COMMINGLING OF FUND........................................................13
ARTICLE V INSPECTION AND DUE DILIGENCE PERIOD....................................................................13
   Section 5.1    PHYSICAL INSPECTION OF REAL PROPERTY...........................................................13
   Section 5.2    DELIVERY OF ADDITIONAL PROPERTY DOCUMENTS......................................................14
   Section 5.3    INSPECTION OF BOOKS AND RECORDS................................................................14
   Section 5.4    TITLE EXAMINATION AND SURVEY...................................................................15
   Section 5.5    TERMINATION....................................................................................16
   Section 5.6    EXTENSION OF DUE DILIGENCE PERIOD..............................................................17
ARTICLE VI REPRESENTATIONS AND WARRANTIES OF THE SELLER..........................................................17
   Section 6.1    REPRESENTATIONS AND WARRANTIES REGARDING AUTHORITY AND STATUS..................................17
   Section 6.2    REPRESENTATIONS AND WARRANTIES REGARDING REAL ESTATE AND LEGAL MATTERS.........................18
   Section 6.3    REPRESENTATIONS AND WARRANTIES REGARDING LEASES, CONTRACTS, INSURANCE AND OTHER DOCUMENTS......21
   Section 6.4    SURVIVAL.......................................................................................23
   Section 6.5    SELLER'S KNOWLEDGE.............................................................................23
   Section 6.6    GENERAL BREACH/FAILURE PROVISIONS..............................................................23
   Section 6.7    PRE-CLOSING BREACHES...........................................................................25
   Section 6.8    PRE-CLOSING FAILURES...........................................................................28
   Section 6.9    POST-CLOSING WILLFUL BREACHES..................................................................30
   Section 6.10   POST-CLOSING NON-WILLFUL BREACHES..............................................................31
   Section 6.11   POST-CLOSING FAILURES..........................................................................32
   Section 6.12   SALE "AS IS"...................................................................................33
ARTICLE VII REPRESENTATIONS AND WARRANTIES OF THE PURCHASER......................................................35
   Section 7.1    GENERAL........................................................................................35
   Section 7.2    SURVIVAL.......................................................................................35

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
ARTICLE VIII ADDITIONAL OBLIGATIONS OF THE SELLER................................................................35
   Section 8.1    POSSESSION.....................................................................................35
   Section 8.2    OPERATING RECORDS..............................................................................36
   Section 8.3    AFFIRMATIVE COVENANTS..........................................................................36
   Section 8.4    NEGATIVE COVENANTS.............................................................................37
   Section 8.5    ESTOPPEL CERTIFICATES..........................................................................38
   Section 8.6    EXPENSES.......................................................................................38
   Section 8.7    SALES COMMISSION...............................................................................38
   Section 8.8    CANCELLATION OF CONTRACTS......................................................................38
   Section 8.9    AVAILABILITY OF RECORDS........................................................................38
   Section 8.10   TITLE AND SURVEY...............................................................................38
   Section 8.11   REMOVAL OF SCULPTURE...........................................................................38
   Section 8.12   TENANT DELINQUENCIES...........................................................................38
   Section 8.13   GSA LEASE; MASTER LEASE........................................................................39
ARTICLE IX ADDITIONAL OBLIGATIONS OF THE PURCHASER...............................................................39
   Section 9.1    EXPENSES.......................................................................................39
ARTICLE X CONDITIONS PRECEDENT TO THE SELLER'S OBLIGATIONS.......................................................40
   Section 10.1   PURCHASER'S REPRESENTATIONS AND WARRANTIES TRUE................................................40
   Section 10.2   PURCHASER'S PERFORMANCE........................................................................40
ARTICLE XI CONDITIONS PRECEDENT TO THE PURCHASER'S OBLIGATIONS...................................................40
   Section 11.1   SELLER'S REPRESENTATIONS AND WARRANTIES TRUE...................................................40
   Section 11.2   SELLER'S PERFORMANCE...........................................................................40
   Section 11.3   TITLE TO REAL PROPERTY.........................................................................41
   Section 11.4   TENANT ESTOPPEL CERTIFICATES...................................................................41
   Section 11.5   ZONING.........................................................................................41
   Section 11.6   NO LITIGATION..................................................................................42
   Section 11.7   CONDEMNATION...................................................................................42
   Section 11.8   GSA LEASE......................................................................................42
   Section 11.9   EMPLOYEES......................................................................................42
ARTICLE XII DAMAGE BY CASUALTY/CONDEMNATION......................................................................42
   Section 12.1   ABSENCE OF MAJOR UNREPAIRED DAMAGE.............................................................42
   Section 12.2   EFFECT OF UNREPAIRED DAMAGE....................................................................42
   Section 12.3   ESTIMATE OF COSTS..............................................................................44
   Section 12.4   CONDEMNATION...................................................................................44
ARTICLE XIII CLOSING.............................................................................................44
   Section 13.1   CLOSING DATE AND ESCROW........................................................................44
   Section 13.2   SELLER'S DELIVERIES............................................................................45
   Section 13.3   PURCHASER'S DELIVERIES.........................................................................47
   Section 13.4   NOVATION AGREEMENT.............................................................................47
   Section 13.5   DELIVERY IN ESCROW.............................................................................47
ARTICLE XIV CLOSING ADJUSTMENTS AND PRORATIONS...................................................................48
   Section 14.1   GENERAL........................................................................................48
   Section 14.2   RENT...........................................................................................48
   Section 14.3   TAXES AND ASSESSMENTS..........................................................................49
   Section 14.4   OPERATING EXPENSES.............................................................................50


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
   Section 14.5   SELLER'S CREDIT FOR PREPAID EXPENSES...........................................................51
   Section 14.6   PURCHASER'S CREDIT FOR UNPAID EXPENSES.........................................................51
   Section 14.7   SECURITY DEPOSITS, OTHER TENANT CREDITS AND PURCHASER'S CREDIT FOR LATE FEE....................51
   Section 14.8   UTILITY DEPOSITS...............................................................................51
   Section 14.9   COLLECTION OF DELINQUENT RENT..................................................................51
   Section 14.10  REQUIRED STATEMENTS AND REPORTS................................................................52
   Section 14.11  FINAL CLOSING ADJUSTMENT.......................................................................52
   Section 14.12  CLOSING COSTS AND TRANSFER TAXES...............................................................52
   Section 14.13  INCOME TAXES...................................................................................53
   Section 14.14  LEASING COMMISSIONS............................................................................53
ARTICLE XV TERMINATION...........................................................................................53
   Section 15.1   REASONS FOR TERMINATION........................................................................53
   Section 15.2   TERMINATION BY PURCHASER.......................................................................54
   Section 15.3   TERMINATION BY SELLER..........................................................................54
   Section 15.4   PURCHASER'S RIGHT TO SEEK SPECIFIC PERFORMANCE.................................................55
ARTICLE XVI INDEMNIFICATION......................................................................................55
   Section 16.1   BY SELLER......................................................................................55
   Section 16.2   BY PURCHASER...................................................................................55
   Section 16.3   LIMITATIONS ON INDEMNIFICATION OBLIGATIONS.....................................................56
   Section 16.4   PROCEDURE FOR OBTAINING INDEMNIFICATION........................................................56
ARTICLE XVII POST-CLOSING OBLIGATIONS............................................................................57
   Section 17.1   RELOCATION OF BUILDING MANAGER.................................................................57
ARTICLE XVIII MISCELLANEOUS PROVISIONS...........................................................................58
   Section 18.1   ENTIRE AGREEMENT...............................................................................58
   Section 18.2   COUNTERPARTS...................................................................................58
   Section 18.3   BENEFIT AND BURDEN.............................................................................58
   Section 18.4   GOVERNING LAW..................................................................................58
   Section 18.5   LIKE KIND EXCHANGE.............................................................................58
   Section 18.6   NOTICES........................................................................................59
   Section 18.7   CONFIDENTIALITY................................................................................61
   Section 18.8   BROKERS........................................................................................62
   Section 18.9   FURTHER ASSURANCES.............................................................................62
   Section 18.10  NO RECORDING...................................................................................62
   Section 18.11  PARTIAL INVALIDITY.............................................................................62
   Section 18.12  LIMITATION OF LIABILITY........................................................................62
   Section 18.13  WAIVER OF JURY TRIAL...........................................................................63
   Section 18.14  SOIL CONDITIONS................................................................................63
   Section 18.15  TIME OF ESSENCE................................................................................64


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Exhibits                Subject

A                       Description of Land
B                       Description of Tangible Personal Property
C-1                     Form of Tenant Estoppel Certificate
C-2                     Form of Landlord Estoppel Certificate
D                       Form of Lease Status Report
E                       Form of Special Warranty Deed
F                       Form of Bill of Sale
G                       Form of Letter to Tenants
H                       Form of Assignment and Assumption Agreement relating to
                        Leases and Contracts
I                       Form of Novation Agreement
J                       Form of Assignment of Licenses and Warranties
K-1                     Description of Delivered Property Documents
K-2                     Description of Additional Property Documents
L                       Floor Plan Showing Building Manager's Office
M                       Press Release

SCHEDULES

1                       Contract Schedule
2                       Intentionally Deleted
3                       Insurance Schedule
4                       Lease Schedule
5                       License Schedule
6                       Intentionally Deleted
7                       Intentionally Deleted
8                       Utility Deposit Schedule


                                       iv
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                               PURCHASE AGREEMENT


      THIS PURCHASE AGREEMENT is made and entered into this 16th day of August, 2001, by and between (i) BOARD OF GOVERNORS OF THE FEDERAL RESERVE SYSTEM ("PURCHASER") and (ii) M-C CAPITOL ASSOCIATES L.L.C., a Delaware limited liability company ("SELLER").

                                    RECITALS

      A. The Seller owns a certain parcel of land and the improvements thereon located at 1709 New York Avenue, N.W., Washington, D.C.

      B. The Seller has agreed to sell to the Purchaser, and the Purchaser has agreed to purchase from the Seller, the land, the improvements and certain other tangible properties owned by the Seller and used by it in connection with the management, operation, maintenance and repair of the Property (as hereinafter defined).

      NOW, THEREFORE, in consideration of the mutual promises hereinafter set forth and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

      Section 1.1 GENERAL INTERPRETIVE PRINCIPLES.

      For purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires, (i) the terms defined in this Section have the meanings assigned to them in this Section and include the plural as well as the singular, and the use of any gender herein shall be deemed to include the other gender; (ii) accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles; (iii) references herein to "Articles," "Sections," "subsections," "paragraphs" and other subdivisions without reference to a document are to designated Articles, Sections, subsections, paragraphs and other subdivisions of this Agreement; (iv) a reference to a subsection without further reference to a Section is a reference to such subsection as contained in the same Section in which the reference appears, and this rule shall also apply to paragraphs and other subdivisions; (v) a reference to an Exhibit or a Schedule without a further reference to the document to which the Exhibit or Schedule is attached is a reference to an Exhibit or Schedule to this Agreement; (vi) the words "herein," "hereof," "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular provision; and (vii) the word "including" means "including, but not limited to."

      Section 1.2 DEFINED TERMS.


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      For all purposes of this Agreement, the following terms shall have the respective meanings set forth below:

            "ADDITIONAL PROPERTY DOCUMENTS" shall mean the documents described in EXHIBIT K-2.

            "ADDITIONAL RENT" shall mean all reimbursements of Operating Expenses, administrative charges, reimbursements of Real Estate Taxes, rent escalations, insurance cost reimbursements and all other amounts and charges payable by Tenants to the Seller, as landlord, under their Leases (other than Minimum Rent), but shall not include Security Deposits or cost of living adjustments payable under the GSA Lease.

            "AGREEMENT" shall mean this Purchase Agreement in its present form or as it may be modified, amended or restated from time to time.

            "ARBITER" shall mean an independent party with no less than ten (10) years experience in the field of construction and coordination of contractors in commercial building projects in the Washington, D.C./Baltimore metropolitan region (or, if the nature of the breach or failure does not involve the condition of the Building, such other independent party with the requisite expertise to address the subject matter of the breach or failure).

            "ARBITER'S ESTIMATE" shall have the meaning set forth in SECTION 6.7(b)(i).

            "ARBITERS' COST DETERMINATION" shall have the meaning set forth in
SECTION 6.6(a).

            "ARBITRATION PROCEDURES" shall have the meaning set forth in SECTION 6.6(a).

            "ASSIGNABLE CONTRACTS" shall mean all Contracts listed on the Contract Schedule other than the Contracts designated by the Purchaser for cancellation pursuant to SECTION 8.8.

            "AVAILABLE PROPERTY DOCUMENTS" shall mean Delivered Property Documents and Additional Property Documents in the Seller's possession, custody or control or the possession of which can be obtained by the Seller with reasonable efforts.

            "BANKRUPTCY LAW" shall mean Title 11, U.S. Code, and any similar state law for the relief of debtors.

            "BILL OF SALE" shall mean a bill of sale, substantially in the form attached as EXHIBIT F, signed by the Seller.

            "BUILDING" shall mean the building and other improvements situated on the Land (consisting of an 8-story building and a parking garage).

            "BUILDING MANAGER" shall mean Michael Hueston who is an employee of Seller.

            "BUILDING MANAGER'S OFFICE" shall have the meaning set forth in
SECTION 17.1.


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            "BUSINESS DAYS" shall mean any day of the week other than Saturday,
Sunday or a day on which banking institutions in Washington, D.C., are obligated or authorized by law to close.

            "CASUALTY" shall mean a fire or other casualty.

            "CLOSING" shall have the meaning set forth in SECTION 13.1.

            "CLOSING DATE" shall mean the date on which the purchase and sale of the Property and the other transactions contemplated by this Agreement are consummated.

            "CONTRACTS" shall mean all contracts and agreements, oral or written, entered into by the Seller or its managing agent which provide for the management, operation, supply, maintenance or repair of the Land, the Building or the Personal Property, including service agreements, maintenance contracts, cleaning contracts, contracts for the purchase or delivery of labor, services, materials or supplies and equipment rental agreements or leases, including those in effect on the Effective Date and identified on the Contract Schedule and any new contract or agreement entered into pursuant to SECTION 8.4.

            "CONTRACT SCHEDULE" shall mean the information concerning Contracts contained in SCHEDULE 1.

            "CUSTODIAN" shall mean a receiver, trustee, assignee, liquidator or similar official under any Bankruptcy Law.

            "DEED" shall mean a special warranty deed, substantially in the form attached as EXHIBIT E, signed by the Seller in proper form for recording.

            "DELINQUENT RENT" shall mean Rent which is due and payable by a Tenant on or before the Proration Date but has not been paid by the Proration Date.

            "DELIVERED PROPERTY DOCUMENTS" shall mean the documents described in EXHIBIT K-1.

            "DEPOSIT" shall mean the payment made by the Purchaser to the Escrow Agent pursuant to SECTION 4.1.

            "DUE DILIGENCE PERIOD" shall mean the period ending at 8:00 p.m., Eastern Daylight Time on the Effective Date, subject to extension pursuant to
SECTION 5.6.

            "EFFECTIVE DATE" shall mean August 16, 2001.

            "ENVIRONMENTAL LAW" shall mean any federal, state or local law, ordinance, rule, regulation, requirement, binding written guideline, code or order or decree (including consent decrees and administrative orders) in effect on the Effective Date which regulates the use, generation, handling, storage, treatment, decontamination, clean-up, removal, encapsulation, enclosure, abatement or disposal of any Hazardous Material, including the Comprehensive


                                       3
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Environmental Response, Compensation and Liability Act, 42 U.S.C. Section 9601,
ET SEQ., the Resource Conservation and Recovery Act, 42 U.S.C. Sections 6901, ET SEQ., the Toxic Substance Control Act, 15 U.S.C. Sections 2601, ET SEQ., the Clean Water Act, 33 U.S.C. Sections 1251 ET SEQ., their state analogs, and any other federal, state or local statute, law, ordinance, code, rule, regulation, order or decree regulating, relating to, or imposing liability or standards of conduct concerning any Hazardous Material.

            "ESCROW AGENT" shall mean Tri-State Commercial Closings, Inc., as authorized agent of Lawyers Title Insurance Corporation.

            "FINANCIAL STATEMENTS" shall mean for the Real Property: (i) audited statements of operations for the years ended December 31, 2000 and 1999; (ii) a statement of operations for the period January 1, 2001 through March 31, 2001 reviewed by independent accountants; (iii) internal unaudited income and expense statements for the second quarter of 2001; (iv) the operating and capital budget for 2001; and (v) draft operating and capital budgets which have been prepared for future years, if any.

            "FUND" shall have the meaning set forth in SECTION 4.2.

            "GENERAL ASSIGNMENT" shall mean an Assignment of Licenses and Warranties in the form attached as EXHIBIT J.

            "GOVERNMENTAL AUTHORITIES" shall mean any board, bureau, commission, department or body of any municipal, county, state or federal governmental unit, or any subdivision thereof, having or acquiring jurisdiction over the Real Property or the management, operation, use or improvement thereof, but specifically excluding the Board of Governors of the Federal Reserve System in its capacity as Purchaser hereunder.

            "GSA" shall mean the General Services Administration, an agency of the Government of the United States.

            "GSA LEASE" shall mean a lease in which the tenant is GSA.

            "HAZARDOUS MATERIAL" shall mean any flammable, explosive, radioactive or reactive materials, any asbestos (whether friable or non-friable), any pollutants, contaminants or other hazardous or toxic chemicals, materials or substances, any petroleum products or substances or compounds containing petroleum products, including gasoline, diesel fuel and oil, any polychlorinated biphenyls or substances or compounds containing polychlorinated biphenyls, and any other material or substance defined as a "hazardous substance," "hazardous material," "hazardous waste," "toxic materials," "contamination," and/or "pollution" within the meaning of any Environmental Law.

            "IMPASSE NOTICE" shall have the meaning set forth in SECTION 6.7(b)(ii).

            "INSURANCE SCHEDULE" shall mean the information concerning insurance coverage for the Real Property contained in SCHEDULE 3.


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            "KNOWLEDGE PARTIES" shall have the meaning set forth in SECTION 6.5.

            "LAND" shall mean the parcel of land more particularly described in EXHIBIT A.

            "LAND RECORDS" shall mean land records of the District of Columbia.

            "LANDLORD ESTOPPEL CERTIFICATE" shall mean an estoppel certificate substantially in the form attached as EXHIBIT C-2 signed by Seller as landlord.

            "LEASE AND CONTRACT ASSIGNMENT" shall mean an Assignment and Assumption of Leases and Contracts in the form attached as EXHIBIT H, providing for the assignment of all Leases and Assignable Contracts.

            "LEASE SCHEDULE" shall mean the information concerning Tenants (other than Purchaser) contained in SCHEDULE 4.

            "LEASE STATUS REPORT" shall mean a written statement of lease with respect to the GSA Lease, signed by the GSA Contracting Officer, in the form attached as EXHIBIT D (or, if a different form is prescribed by the GSA Lease, a statement of lease in the form prescribed by the GSA Lease).

            "LEASES" shall mean all leases (other than subleases entered into by Tenants), whether written or oral, including all amendments, extensions, modifications and supplements thereto, pursuant to which any Person uses or occupies any part of the Real Property, including those in effect on the Effective Date which are identified on the Lease Schedule and any new leases, licenses or occupancy agreements entered into pursuant to SECTIONS 8.3 AND 8.4.

            "LEGAL REQUIREMENTS" shall mean all laws, ordinances, rules, regulations, orders and requirements of all Governmental Authorities relating to, or regulating, the ownership, use, operation, management, maintenance and repair of the Real Property, including building, fire, safety and health laws and Environmental Laws.

            "LICENSE SCHEDULE" shall mean the information concerning Licenses contained in SCHEDULE 5.

            "LICENSES" shall mean all certificates of occupancy, licenses, authorizations, approvals and permits issued by Governmental Authorities relating to the Seller's (and not any Tenant's) use, operation, ownership or maintenance of the Real Property.

            "MASTER LEASE" shall have the meaning set forth in SECTION 8.13.

            "MINIMUM RENT" shall mean all base rent, minimum rent or basic rent payable in fixed installments and fixed amounts for stated periods by Tenants under their Leases.

            "MORTGAGE" shall mean a mortgage, deed of trust or other type of security instrument of the type commonly given to secure loans or advances on, or the unpaid purchase price of, real property in the jurisdiction in which such real property is located.


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            "NOVATION AGREEMENT" shall have the meaning set forth in SECTION
13.4.

            "OPERATING EXPENSES" shall mean all costs, expenses, charges and fees relating to the ownership, management, operation, maintenance and repair of the Real Property, including electricity, gas, water and sewer charges, telephone and other public utilities, common area maintenance charges, insurance premiums, vault charges, personal property taxes, excise taxes on Rent, business occupational taxes, periodic charges payable under Assignable Contracts, periodic fees payable under transferable Licenses for the operation (as opposed to the construction) of the Real Property, periodic charges under Reciprocal Easement Agreements, salaries, wages, vacation and sick pay, pension, welfare and other fringe benefits, employee-related taxes and other labor costs, but not including any costs, expenses, charges or fees which are the direct responsibility of a Tenant.

            "OUTSIDE CLOSING DATE" shall mean December 31, 2001.

            "PARKING LEASE" shall mean the collective reference to the following: (i) the Lease Agreement dated June 20, 1972 among Rekab, Inc., landlord, Diplomat Parking Corporation, tenant, and Lenkin Realty Company, managing agent; (ii) the First Amendment to Lease Agreement dated May 28, 1991 among Rekab, Inc., landlord, Diplomat Parking Corporation, tenant, and Lenkin Realty Company, managing agent; (iii) the Second Amendment to Lease entered into April 30, 1996 among 1709 Limited Partnership, as successor-in-interest to Rekab, Inc., landlord, Diplomat Parking Corporation, tenant, and QDC Property Management, Inc., managing agent; (iv) Second Amendment to Lease entered into as of April 30, 1996 between 1709 L.P., landlord, Diplomat Parking Corporation, tenant, and QDC Property Management, Inc., managing agent; (v) Consent to Assignment and Agreement dated October 1, 1997 among 1709 L.P., landlord, Diplomat Parking Corporation, tenant, Central Parking Corporation, guarantor, and QDC Property Management, Inc., managing agent; (vi) Guaranty dated October 1, 1997 by Central Parking Corporation, guarantor, in favor of 1709 L.P.; (vii) letter dated April 9, 2001 from John M. Lyon, general manager of Central Parking Corporation to the Building Manager; and (viii) letter dated May 29, 2001 from the Building Manager and signed by Bijan Eghtedari, Vice President of Central Parking Corporation.

            "PERMITTED EXCEPTIONS" shall mean (i) the lien of Real Estate Taxes subsequent to the Closing Date, (ii) the Purchaser's Lease and the Leases described in the Lease Schedule and any permitted additions, renewals and replacements thereof, recorded or unrecorded, (iii) all matters disclosed (or that would be disclosed) by a survey of the Real Property which are approved, or deemed approved, by the Purchaser pursuant to SECTION 5.4, (iv) all matters, whether or not of record, that arise out of the actions of the Purchaser or its agents, employees or contractors, and (v) all additional exceptions to title which are approved, or deemed approved, by the Purchaser pursuant to SECTION 5.4, but specifically excluding liens, encumbrances, adverse claims or other matters, if any, created after the date of the title commitment but prior to the date title to the Real Property vests in the Purchaser and any new exceptions to title contained in any update of the title commitment (unless approved in writing by Purchaser).

            "PERMITTED HAZARDOUS MATERIALS" shall mean Hazardous Materials in ordinary quantities which are customarily used in the operation, maintenance and repair of buildings and other improvements similar to the Building and office supplies, cleaning materials, personal grooming items and other similar items sold for consumer use, in all such cases used in compliance with Environmental Laws.

            "PERSON" shall mean an individual, estate, trust, partnership, corporation, Governmental Authority or other legal entity.

            "PERSONAL PROPERTY" shall mean all tangible personal property of every kind and description owned by the Seller and now located on the Land or in the Building and used or useful in connection with the management, operation, maintenance and repair of the Real Property described in EXHIBIT B, subject, however, to depletions, replacements and additions in the ordinary course of business between the Effective Date and the Closing Date and also subject to trademark, service mark and other intellectual property restrictions on items bearing franchisor's or other Person's logos, trademarks, service marks and other registered marks, and other intellectual property rights.

            "PLANS" shall mean the plans, specifications and similar materials relating to the Building within Seller's possession or control.

            "POST-CLOSING FAILURE" shall mean the failure of Seller to (i) perform the affirmative covenants set forth in SECTION 8.3(a), (b) OR (d) where such failure is discovered by Purchaser or disclosed to Purchaser by Seller after the Closing, or (ii) adhere to the negative covenant set forth in SECTION 8.4(f) where such failure is discovered by Purchaser or disclosed to Purchaser by Seller after the Closing, or (iii) cure title and survey objections in accordance with SECTION 5.4 where such failure is discovered by Purchaser or disclosed to Purchaser by Seller after the Closing, or (iv) perform any of the covenants or agreements to be performed by it under this Agreement (other than those covered by the definitions of Post-Closing Non-Willful Breach and Post-Closing Willful Breach and other than those covered by ARTICLE XVI), where such failure is discovered by Purchaser or disclosed to Purchaser by Seller after the Closing.

            "POST-CLOSING FAILURE CAP" shall have the meaning set forth in
SECTION 6.11(a).

            "POST-CLOSING NON-WILLFUL BREACH" shall mean (i) any representation or warranty made by Seller pursuant to ARTICLE VI hereof, which is untrue at the time it is made, where such misrepresentation or breach of warranty is discovered by Purchaser or disclosed to Purchaser by Seller after the Closing and which misrepresentation or breach of warranty was due to a negligent or unintentional act or omission of Seller, or (ii) the negligent or unintentional failure of Seller to adhere to the negative covenants set forth in SECTION 8.4(d), (e), (g), OR (h) where such failure is discovered by Purchaser or disclosed to Purchaser by Seller after the Closing.

            "POST-CLOSING NON-WILLFUL CAP" shall have the meaning set forth in
SECTION 6.10(a).

            "POST-CLOSING WILLFUL BREACH" shall mean (i) any representation or warranty made by Seller pursuant to ARTICLE VI hereof, which is untrue at the time it is made, where such misrepresentation or breach of warranty is discovered by Purchaser or disclosed to Purchaser by Seller after the Closing and which misrepresentation or breach of warranty was due to a willful


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

act or omission of Seller, (ii) the willful failure of Seller to adhere to the negative covenants set forth in SECTION 8.4(d), (e), (g) OR (h) where such failure is discovered by Seller or disclosed to Purchaser by Seller after the Closing, or (iii) the willful breach by Seller of the covenants or agreements to be performed by it under this Agreement (other than those covered by ARTICLE
XVI) and where such breach is discovered by Purchaser or disclosed to Purchaser by Seller after the Closing.

            "POST-CLOSING WILLFUL CAP" shall have the meaning set forth in
SECTION 6.9(a).

            "PRE-CLOSING BREACH" shall mean any representation or warranty made by Seller pursuant to ARTICLE VI hereof, which is untrue at the time it is made and which misrepresentation or breach of warranty is discovered by Purchaser or disclosed to Purchaser by Seller on or prior to the Closing and regardless of whether such misrepresentation or breach of warranty was due to a willful or negligent act or omission of Seller.

            "PRE-CLOSING BREACH CAP" shall have the meaning set forth in SECTION 6.7.

            "PRE-CLOSING FAILURE" shall mean the failure of Seller to (i) fulfill any of the conditions set forth in SECTIONS 11.1 THROUGH 11.6 AND SECTIONS 11.8 AND 11.9 (other than a misrepresentation or breach of warranty which is covered in the definition of Pre-Closing Breach), or (ii) perform the affirmative covenants set forth in SECTION 8.3(a), (b) OR (d) where such failure is discovered by Purchaser or disclosed to Purchaser by Seller on or prior to the Closing, or (iii) adhere to the negative covenant set forth in SECTION 8.4(f) where such failure is discovered by Purchaser or disclosed to Purchaser by Seller on or prior to the Closing, or (iv) cure title and survey objections in accordance with SECTION 5.4 where such failure is discovered by Purchaser or disclosed to Purchaser by Seller on or prior to the Closing, or (v) perform any of the covenants or agreements to be performed by it under this Agreement (other than those covered by the definition of Pre-Closing Breach and other than those covered by ARTICLE XVI), where such failure is discovered by Purchaser or disclosed to Purchaser by Seller on or prior to the Closing.

            "PRE-CLOSING FAILURE CAP" shall have the meaning set forth in
SECTION 6.8.

            "PRE-CLOSING MANDATORY CURE PERIOD" shall mean the period beginning on the date of discovery of a Pre-Closing Breach or Pre-Closing Failure by Purchaser or disclosure by Seller to Purchaser, as the case may be, and ending on the tenth (10th) Business Day after the Scheduled Closing Date.

            "PROPERTY" shall have the meaning set forth in SECTION 2.1.

            "PRORATION DATE" shall mean the Closing Date.

            "PURCHASE PRICE" shall mean the purchase price of the Property specified in SECTION 3.1.

            "PURCHASER'S LEASE" shall mean the collective reference to the following: (i) the Amended and Restated Office Lease dated April 28, 1995, between 1709 L.P., as landlord, and

Purchaser, as tenant; (ii) the Amended and Restated Office Lease No. 2 dated April 28, 1995, between 1709 L.P., as landlord, and Purchaser, as tenant; (iii) Office Lease No. 3 dated March 29, 1995, between 1709 L.P., as landlord, and Purchaser, as tenant; (iv) Option to Lease and Amendment to Original Lease, Office Lease No. 2 and Office Lease No. 3 dated as of December 30, 1997 between 1709 L.P., as landlord, and Purchaser, as tenant; (v) First Amendment to Option to Lease and Amendment to Original Lease, Office Lease No. 2 and Office No. 3 dated as of April 28, 1998 between 1709 L.P., landlord, and Purchaser, as tenant; (vi) Office Lease No. 4 dated August 5, 1998, between Seller, as landlord, and Purchaser, as tenant; (vii) Storage Space Lease made as of June 14, 1994, between 1709 L.P., as landlord, and Purchaser, as tenant; (viii) First Amendment to Storage Space Lease made as of May 13, 1998, between 1709 L.P., as landlord, and Purchaser, as tenant; (ix) Storage Space Lease (undated) between 1709 L.P., as landlord, and Purchaser, as tenant; and (x) First Amendment to Storage Space Lease made as of May 13, 1998 between 1709 L.P., as landlord, and Purchaser, as tenant.

            "PURCHASER'S OUT-OF-POCKET COSTS" shall have the meaning set forth in SECTION 6.7(a).

            "REAL ESTATE TAXES" shall mean all taxes, assessments, vault rentals, and other charges, if any, general, special or otherwise, including all assessments for schools, public betterments and general or local improvements, levied or assessed upon or with respect to the ownership of and/or all other taxable interests in the Real Property imposed by any public or quasi-public authority having jurisdiction.

            "REAL PROPERTY" shall mean the Land and the Building.

            "RECIPROCAL EASEMENT AGREEMENTS" shall mean any and all reciprocal easement agreements, declarations of covenants, conditions, restrictions and easements, party wall agreements, "tie-back" agreements, common area agreements, shared maintenance agreements, common use agreements or similar agreements or understandings, recorded or unrecorded, which burden or benefit the Real Property and other adjacent real property, and all supplements, amendments, modifications and memoranda thereof, relating to the development, use, operation, management, maintenance or occupancy of the Real Property.

            "REIMBURSABLE EXPENSES" shall mean all or a portion of the Operating Expenses or Real Estate Taxes, or both, which are taken into account under a Tenant's Lease in determining the amount of Additional Rent payable by the Tenant.

            "RENT" shall mean, collectively, Minimum Rent and Additional Rent.

            "SALES AGENT" shall mean Julien J. Studley, Inc., representing solely the interest of the Purchaser in connection with the transactions contemplated by this Agreement.

            "SECURITY DEPOSITS" shall mean all security deposits, access card or key deposits, cleaning fees and other deposits, if any (including any interest accrued thereon in accordance with the terms of the Tenant's Leases), relating to space within the Real Property paid by Tenants to the Seller, its managing agent or any other Person.

            "SELLER'S ESTIMATE" shall have the meaning set forth in SECTION 6.7(b).

            "TENANT ESTOPPEL CERTIFICATE" shall mean an estoppel certificate substantially in the form attached as EXHIBIT C-1 (or, if a different form is prescribed by the Tenant's Lease, an estoppel certificate in the form prescribed by the Tenant's Lease) signed by the Tenant (other than Purchaser and GSA).

            "TENANTS" shall mean all Persons leasing or occupying space within the Real Property pursuant to written or oral agreements with the Seller or a prior owner of the Real Property.

            "TO SELLER'S KNOWLEDGE" shall have the meaning set forth in SECTION 6.5.

            "UTILITY DEPOSIT SCHEDULE" shall mean the information concerning deposits made by the Seller with utility companies servicing the Real Property contained in SCHEDULE 8.

            "UTILITY DEPOSITS" shall mean all deposits made by the Seller with the Persons providing water, sewer, gas, electricity, telephone and other public utilities to the Real Property.

            "WARRANTIES" shall mean all assignable warranties or guaranties in effect on the Closing Date from contractors, suppliers or manufacturers of personal property installed in or used in connection with the Real Property or any work performed or improvements included as a part of the Real Property.

                                   ARTICLE II

                        PURCHASE AND SALE OF THE PROPERTY

      Section 2.1 PROPERTY TO BE SOLD.

      On the Closing Date, and subject to the terms and conditions set forth in this Agreement, the Seller agrees to sell to the Purchaser, and the Purchaser agrees to purchase from the Seller:

            (a) the Land;

            (b) the Building;

            (c) all right, title and interest of the Seller, if any, in any land lying in the bed of any street, road, avenue or alley, open or closed, adjacent to or abutting the Land, to the center line thereof;

            (d) all easements, covenants and other rights appurtenant to, and all the estate and rights of the Seller in and to, the Land and the Building, but not including any rights of the Seller created by or pursuant to this Agreement;

            (e) all right, title and interest of the Seller in and to the Plans;

            (f) all right, title and interest of the Seller in and to the proceeds of, or any award made for, a taking of all or any part of the Real Property by any Governmental Authority pursuant to the exercise of its power of eminent domain in accordance with the provisions of ARTICLE XII hereof;

            (g) the Personal Property;

            (h) all right, title and interest of the Seller in and to the Leases and the Assignable Contracts;

            (i) all right, title and interest of the Seller, if any, in and to all transferable Licenses; and

            (j) all right, title and interest of the Seller in and to the Warranties.

      The items of property described in subsections (a) through (j), inclusive, are referred to collectively as the "PROPERTY". The Seller shall sell and convey and the Purchaser shall purchase and accept the Property free and clear of all liens, encumbrances, easements, covenants, conditions, Leases and other matters affecting title, except for the Permitted Exceptions, in accordance with the provisions of this Agreement.

      Section 2.2 NO UNINTENDED ASSUMPTION OF LIABILITIES.

      Except as expressly provided in this Agreement or in any document to be executed and delivered on the Closing Date, the Purchaser is not assuming any of the debts, liabilities, taxes or obligations of, or claims against, the Seller of any kind or character, whether direct or contingent and whether known or unknown. The only transactions contemplated by this Agreement are the sale and purchase of the Property. The Seller is not selling a business. The parties intend that the Purchaser shall not be deemed to be a successor of the Seller with respect to any of the Seller's liabilities or obligations to third parties arising before the Closing Date. The provisions of this Section shall not increase or diminish the Seller's and the Purchaser's respective indemnification obligations under ARTICLE XVI.

                                  ARTICLE III

                       PURCHASE PRICE AND TERMS OF PAYMENT

      Section 3.1 AMOUNT.

      The purchase price to be paid by the Purchaser to the Seller for the Property (the "PURCHASE PRICE") shall be Sixty-Seven Million and 00/100 Dollars $67,000,000.00, subject to the adjustments and prorations pursuant to ARTICLE XIV and subject to the terms and conditions of this Agreement. Except as expressly provided in this Agreement, if the Closing Date occurs after September 28, 2001, then the Purchase Price shall be reduced by $7,142.86 for each day after September 28, 2001 until the Closing Date. In no event shall the reduction in Purchase Price be delayed if the Due Diligence Period is extended pursuant to
SECTION 5.6. If Purchaser adjourns the Closing one or more times pursuant to
SECTION 15.1(b), then the reduction in

Purchase Price shall be delayed one day for each day of adjournment by Purchaser beyond the Closing Date.

      Section 3.2 PAYMENT.

      On the Closing Date, and subject to the terms and conditions of this Agreement, the Purchaser shall pay the balance of the Purchase Price at the Closing by an electronic funds transfer of immediately available funds to Seller's account on or before 11:00 a.m., local time.

                                   ARTICLE IV

                                     DEPOSIT

      Section 4.1 DELIVERY OF DEPOSIT.

      Within two (2) Business Days after the Seller delivers a fully-signed counterpart of this Agreement to the Purchaser, the Purchaser shall deliver to the Escrow Agent a deposit in the amount of $2,000,000 to be held by the Escrow Agent as a good faith deposit under this Agreement (the "DEPOSIT").

      Section 4.2 DEPOSIT.

      The payment of the Deposit shall be in the form of an electronic funds transfer to the Escrow Agent. The Escrow Agent shall, promptly after receipt, invest the Deposit in obligations of the United States Government having a maturity of not more than 30 days; PROVIDED, HOWEVER, that in no event shall such obligations have a maturity date beyond the Closing Date. The Deposit and all interest accrued thereon, if any, shall be collectively referred to herein as the "FUND".

      Section 4.3 DISPOSITION OF FUND.

      Whenever the Escrow Agent is required by the terms of this Agreement to pay the Fund to the Seller, the Escrow Agent shall promptly liquidate such investments and pay the proceeds to the Seller. Whenever the Escrow Agent is required by the terms of this Agreement to pay or return the Fund to the Purchaser, the Escrow Agent shall promptly liquidate such investments and pay the proceeds to the Purchaser. If this Agreement is terminated pursuant to
SECTION 5.5, the Purchaser shall deliver a copy of the Due Diligence Notice to the Escrow Agent, the Escrow Agent shall promptly return the Fund to the Purchaser and, except as otherwise provided in SECTION 5.5, no party shall have any further liability to any other party under this Agreement.

      Section 4.4 ESCROW AGENT'S DUTY TO RETURN FUND.

      If this Agreement is terminated pursuant to SECTION 15.1 and thereafter either the Seller or the Purchaser makes a written demand on the Escrow Agent for the return of the Fund (if the demand is made by the Purchaser) or for the payment of the Fund (if the demand is made by the Seller), the Escrow Agent shall give written notice of such demand to the other party. If the Escrow Agent does not receive a written objection from the other party to the proposed payment or return of the Fund within five (5) Business Days after the giving of such notice, the Escrow Agent shall pay the Fund to the party making the demand. If the Escrow Agent receives a written objection from the other party within the five (5) Business Day period, the Escrow Agent shall continue to hold the Fund until otherwise directed by written instructions from the Seller and the Purchaser or until otherwise directed by a court of competent jurisdiction.

      Section 4.5 INTERPLEADER.

      In the event of a dispute concerning the disposition of the Fund, the Escrow Agent shall have the right at any time to deposit any cash funds held by it under this Agreement with the clerk of the court of general jurisdiction of the District of Columbia. The Escrow Agent shall give written notice of such deposit to Seller and Purchaser. Upon such deposit the Escrow Agent shall be relieved and discharged of all further obligations and responsibilities hereunder.

      Section 4.6 ESCROW AGENT AS STAKEHOLDER.

      The parties acknowledge that the Escrow Agent is acting solely as a stakeholder at their request and for their convenience; that the Escrow Agent shall not be deemed to be the agent of any of the parties; and that the Escrow Agent shall not be liable to any of the parties for any act or omission on its part unless taken or suffered in bad faith, in willful disregard of this Agreement or involving gross negligence. The Seller and the Purchaser shall jointly and severally indemnify and hold the Escrow Agent harmless from and against all costs, claims, and expenses, including reasonable attorneys' fees, incurred in connection with the performance of the Escrow Agent's duties hereunder, except with respect to actions or omissions taken or suffered by the Escrow Agent in bad faith, in willful disregard of this Agreement or involving gross negligence on the part of the Escrow Agent.

      Section 4.7 PROHIBITION AGAINST COMMINGLING OF FUND.

      The Fund held by the Escrow Agent shall constitute trust funds in the hands of the Escrow Agent and shall not be commingled with the Escrow Agent's separate funds or with funds held by the Escrow Agent for the account of any other Person.

                                   ARTICLE V

                       INSPECTION AND DUE DILIGENCE PERIOD

      Section 5.1 PHYSICAL INSPECTION OF REAL PROPERTY.

      The Seller agrees that the Purchaser and its authorized agents shall have the right, at the Purchaser's risk, cost and expense and subject to the rights of Tenants under the terms of their Leases, to enter the Real Property at any time or times before the Closing Date, during normal business hours and after reasonable advance notice, for purposes of making such investigations and studies, including appraisals, architectural and engineering studies, surveys, soil tests, environmental studies, financial, market analysis, development and economic feasibility studies, as the Purchaser deems necessary or desirable to evaluate the Property. Except as permitted under Purchaser's Lease, Purchaser's entry upon the Real Property shall be governed by that certain Right of Access Agreement between Seller and Purchaser dated June 20, 2001 (the "RIGHT OF ACCESS AGREEMENT"). Seller acknowledges that Purchaser has delivered the evidence of insurance required under the Right of Access Agreement.

      Section 5.2 DELIVERY OF ADDITIONAL PROPERTY DOCUMENTS.

      Prior to the Effective Date, Seller, at its sole cost and expense, has delivered to the Purchaser for inspection and review, true, correct, complete and legible copies of the Delivered Property Documents described on EXHIBIT K-1 attached hereto. Within five (5) Business Days after the Effective Date, the Seller shall also deliver to the Purchaser a "Property Document Notice" which shall either (i) advise Purchaser that all Available Property Documents have been delivered by the Seller to the Purchaser, (ii) identify the additional Available Property Documents then being delivered, or (iii) if the Seller is unable to deliver all Additional Property Documents at that time, state which Additional Property Documents are not Available Property Documents and are, therefore, not then being delivered to the Purchaser. Within five (5) Business Days after the Purchaser's receipt of the Additional Property Documents and the Property Document Notice from the Seller, the Purchaser shall (i) give the Seller notice (to the attention of Roger W. Thomas, general counsel) of any Additional Property Documents which the Seller stated it was delivering in the Property Document Notice but which the Purchaser did not receive or for which the Seller did not account in the Property Document Notice (the receipt of which Purchaser does not waive), or (ii) give the Seller notice (to the attention of Roger W. Thomas, general counsel) that the Seller has satisfied its obligations under this subsection regarding the delivery of the Available Property Documents. The Seller shall have a period of five (5) Business Days after receipt of the Purchaser's notice in which to deliver the requested Additional Property Documents to the Purchaser or to advise the Purchaser in writing that the requested Additional Property Documents either do not exist or are not Available Property Documents. Purchaser reserves the right to reasonably request Additional Property Documents from Seller at any time prior to the Closing Date and Seller shall use commercially reasonable efforts to provide such Additional Property Documents to Purchaser within three (3) Business Days of Purchaser's request, provided that any additional requests by Purchaser (which are made after the expiration of the five (5) Business Day Period set forth in this Section) shall not extend the Due Diligence Period.

      Section 5.3 INSPECTION OF BOOKS AND RECORDS.

      Between the Effective Date and the Closing Date, the Purchaser shall have the right to inspect, and the Seller shall make available to the Purchaser for inspection, copies of all documents and agreements in the possession or control of the Seller which pertain to the construction, ownership, use, operation, occupancy, maintenance, operation or leasing of the Real Property, including correspondence with Tenants ("SELLER'S RECORDS"). The Seller shall allow such inspections to be conducted during normal business hours upon reasonable notice to the Seller and shall make the Seller's Records available to the Purchaser at the Real Property. The Purchaser understands and acknowledges that Seller's Records will be provided, and all other documents and written materials delivered by the Seller to the Purchaser will be provided, without any representation or warranty, express or implied, as to the completeness or accuracy of the facts, presumptions, conclusions or other matters contained therein, or the Purchaser's ability to rely thereon, except for the representations and warranties made by the Seller in ARTICLE VI. The Purchaser has been expressly advised by the Seller to conduct an independent investigation and inspection of the Real Property utilizing such experts as the Purchaser deems to be necessary for an independent assessment of all liability and risk with respect to the Property. The Purchaser shall not, without the Seller's prior consent (which the Seller shall not unreasonably withhold or delay), contact any other Tenant.

      Section 5.4 TITLE EXAMINATION AND SURVEY.

            (a) TITLE COMMITMENT AND SURVEY. Promptly after the Effective Date, the Purchaser, at its expense, shall cause to be prepared a current, effective commitment for owner's title insurance for the Real Property (the "TITLE COMMITMENT") issued by Escrow Agent, or another recognized title insurance company acceptable to the Purchaser, which names the Purchaser as the proposed insured. The Purchaser shall also have the right, at its expense, during the Due Diligence Period to cause to be prepared a current ALTA/ACSM survey of the Real Property (the "SURVEY"). On or before the later to occur of (i) two (2) Business Days after Purchaser's receipt thereof, or (ii) the expiration of the Due Diligence Period (the "TITLE REVIEW DEADLINE"), the Purchaser shall deliver to the Seller a copy of the Title Commitment, accompanied by true, complete, and legible copies of all documents referred to in Schedule B to the Title Commitment. On or before the later to occur of (i) two (2) Business Days after Purchaser's receipt thereof, or (ii) the expiration of the Due Diligence Period (the "SURVEY DEADLINE"), the Purchaser shall deliver the Survey to the Seller.

            (b) PURCHASER'S TITLE OBJECTIONS. If the Purchaser, for any reason whatsoever, objects to the condition of the Seller's title to the Real Property, it shall do so by notifying the Seller in writing on or before the Title Review Deadline concurrently with its delivery of a copy of the Title Commitment to the Seller. If the Purchaser does not object to the condition of the Seller's title to the Real Property on or before the Title Review Deadline, the Purchaser shall be conclusively deemed to have accepted the condition of title as set forth in the Title Commitment and to have approved all exceptions to title described in Schedule B to the Title Commitment other than the exceptions for unfiled mechanics' liens, Mortgages and other liens which may be removed by the payment of money. The Seller shall be obligated to pay off out of the proceeds of the Purchase Price any monetary encumbrances on the Property without a limit or cap of any kind whatsoever; PROVIDED, HOWEVER, that (i) Seller may, at its option, bond off (rather than pay off) any mechanic's or materialmen's liens, so long as said process results in the Escrow Agent removing said liens as an exception to Purchaser's title insurance policy, and (ii) Seller has no obligation to discharge Permitted Exceptions. Within three (3) Business Days after receipt of the Purchaser's notice of title objections and a copy of the Title Commitment, the Seller shall either agree in writing to cure such objections or shall notify the Purchaser in writing that the Seller is unable or unwilling to do so. If the Seller timely notifies the Purchaser that it is unable or unwilling to cure the title objections, the Purchaser may terminate this Agreement within five (5) Business Days thereafter by giving notice of termination to the Seller, in which case this Agreement shall terminate with the same effect as if the Purchaser had delivered the Due Diligence Notice pursuant to SECTION 5.5. If the Purchaser does not terminate this Agreement pursuant to the preceding sentence, the Purchaser shall be conclusively deemed to have waived the title objections, the title objections shall be deemed to be Permitted Exceptions and the

Purchaser shall be obligated to purchase the Property in accordance with the terms of this Agreement without a reduction in the Purchase Price. If the Seller timely notifies the Purchaser that it will cure the title objections, such title objections shall not be Permitted Exceptions and the Seller shall use its best efforts to cure such objections on or before the Closing Date; provided that the cost to Seller to cure such objections does not exceed Two Hundred Fifty Thousand Dollars ($250,000) in the aggregate. Any new exceptions to title contained in any update of the Title Commitment shall not be Permitted Exceptions unless approved in writing by the Purchaser.

            (c) PURCHASER'S SURVEY OBJECTIONS. If the Purchaser, for any reason whatsoever, objects to any matter disclosed by the Survey, it shall do so by notifying the Seller in writing on or before the Survey Deadline concurrently with its delivery of a copy of the Survey to the Seller. If the Purchaser does not object to a matter disclosed by the Survey on or before the Survey Deadline, the Purchaser shall be conclusively deemed to have accepted the Survey and to have approved all matters disclosed by the Survey. Within five (5) Business Days after receipt of the Purchaser's notice of survey objections and a copy of the Survey, the Seller shall either agree in writing to cure such objections or shall notify the Purchaser in writing that the Seller is unable or unwilling to do so. If the Seller timely notifies the Purchaser that it is unable or unwilling to cure the survey objections, the Purchaser may terminate this Agreement within five (5) Business Days thereafter by giving notice of termination to the Seller, in which case this Agreement shall terminate with the same effect as if the Purchaser had delivered the Due Diligence Notice pursuant to SECTION 5.5. If the Purchaser does not terminate this Agreement pursuant to the preceding sentence, the Purchaser shall be conclusively deemed to have waived the survey objections, such survey objections shall be deemed to be Permitted Exceptions and the Purchaser shall be obligated to purchase the Property in accordance with the terms of this Agreement without a reduction in the Purchase Price. If the Seller timely notifies the Purchaser that it will cure the survey objections, such survey objections shall not be Permitted Exceptions and the Seller shall use its best efforts to cure such survey objections on or before the Closing Date; provided that the cost to Seller to cure such survey objections does not exceed Two Hundred Fifty Thousand Dollars ($250,000) in the aggregate.

      Section 5.5 TERMINATION.

      The Purchaser may terminate this Agreement at any time before the end of the Due Diligence Period by giving the Seller and the Escrow Agent written notification (the "DUE DILIGENCE NOTICE") that Purchaser elects not to consummate the purchase of the Property in accordance with the terms of this Agreement. The Purchaser shall have the absolute right, in its sole and absolute discretion, to determine whether to give the Due Diligence Notice. If the Due Diligence Notice is timely given, the Purchaser shall so notify the Escrow Agent, the Escrow Agent shall promptly return the Fund to the Purchaser, and, except as otherwise provided in this Section, no party shall have any further liability to any other party under this Agreement. If this Agreement is terminated pursuant to the provisions of this Section, the Purchaser agrees, within fifteen (15) days after the end of the Due Diligence Period, to deliver to the Seller copies of all surveys, written engineering and environmental reports prepared by third parties for the Purchaser during the Due Diligence Period and to return to the Seller all Information (as defined in SECTION 18.7) previously delivered by the Seller to the Purchaser. All third party reports and studies shall be delivered to the Seller for information only without any right to rely thereon.

      Section 5.6 EXTENSION OF DUE DILIGENCE PERIOD.

      If the Seller fails to deliver all Available Property Documents to the Purchaser (or fails to deliver a notice that certain Additional Property Documents requested by the Purchaser are not within Seller's possession or control) within the period of five (5) Business Days required by SECTION 5.2 then the Due Diligence Period shall be extended on a day-for-day basis by the number of calendar days elapsing between the end of the five (5) Business Day period and the earliest day on which all Available Property Documents (or a notice that certain Additional Property Documents requested by the Purchaser are not within Seller's possession or control) have been delivered to the Purchaser.

                                   ARTICLE VI

                  REPRESENTATIONS AND WARRANTIES OF THE SELLER

      The Seller makes the following representations and warranties to the Purchaser for the purpose of inducing the Purchaser to execute and deliver this Agreement and to consummate the transactions contemplated by this Agreement:

      Section 6.1 REPRESENTATIONS AND WARRANTIES REGARDING AUTHORITY AND STATUS.

            (a) ORGANIZATION. The Seller is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware and is duly qualified as a foreign limited liability company in good standing in the District of Columbia.

            (b) AUTHORIZATION. The Board of Directors of the managing member of the Seller have duly authorized this Agreement and the transactions contemplated hereby and have duly authorized the execution and delivery of this Agreement.

            (c) NO CONFLICTING AGREEMENTS. The execution and delivery by the Seller of, and the performance and compliance by the Seller with the terms and provisions of, this Agreement do not violate any of the terms, conditions or provisions of (i) the Seller's Certificate of Formation or operating agreement,
(ii) any judgment, order, writ, injunction, decree, regulation or ruling of any court or federal, state, municipal or other governmental agency or department, commission, board, agency or instrumentality, domestic or foreign, to which the Seller is subject, or (iii) any agreement or contract listed on any Schedule to this Agreement or any other agreement or contract to which the Seller is a party or to which it or the Property is subject, and which would have a material adverse effect on the Property or the transactions contemplated by this Agreement, nor shall such execution, delivery, performance or compliance constitute a material default thereunder or give to others any material rights of termination or cancellation in or with respect to the Property, which default or rights would have a material adverse effect on the Property or the transactions contemplated by this Agreement.

            (d) APPROVALS. No authorization, consent, order, approval or license from, filing with, or other act by any Governmental Authority or other Person is or will be necessary to permit the valid execution and delivery by the Seller of this Agreement or the performance by the Seller of the obligations to be performed by it under this Agreement or if any such authorizations, consents, orders, approvals or licenses are required, they have been obtained.

            (e) UNITED STATES PERSON. The Seller is a "United States person" within the meaning of Sections 1445(f)(3) and 7701(a)(30) of the Internal Revenue Code of 1986, as amended.

            (f) ABSENCE OF BANKRUPTCY. The Seller has not commenced (within the meaning of any Bankruptcy Law) a voluntary case, consented to the entry of an order for relief against it in an involuntary case, or consented to the appointment of a Custodian of it or for all or any substantial part of its property, nor has a court of competent jurisdiction entered an order or decree under any Bankruptcy Law that is for relief against the Seller in an involuntary case or appoints a Custodian of the Seller or for all or any substantial part of its property.

      Section 6.2 REPRESENTATIONS AND WARRANTIES REGARDING REAL ESTATE AND LEGAL MATTERS.

            (a) FINANCIAL STATEMENTS. The Seller has delivered the Financial Statements to the Purchaser. The Financial Statements were prepared on the accrual basis of accounting in accordance with accounting principles generally accepted in the United States of America, are in accordance with the books and records of the Seller and present fairly, in all material respects, the income and expenses of the Real Property on the accrual basis of accounting in accordance with accounting principles generally accepted in the United States of America, for the respective periods covered thereby, subject (in the case of unaudited monthly operating statements) to year-end audit adjustments; provided, however, that Seller makes no representations with respect to the audited Financial Statements.

            (b) EMPLOYEES. The Seller shall be solely responsible for all employees of Seller or Seller's managing agent engaged in the management, operation, maintenance and repair of the Real Property.

            (c) REAL ESTATE TAXES. Except as disclosed in writing by Seller, the Seller has not received any written notice, and does not have knowledge, of (x) any proposed increase in the assessed valuation of the Real Property, (y) any pending or threatened special assessments affecting the Real Property, or (z) any contemplated improvements affecting the Real Property that may result in special assessments affecting the Real Property.

            (d) OWNERSHIP OF REAL PROPERTY. The Seller's title to the Real Property is not directly or indirectly derived from any foreclosure proceeding or any proceeding for the sale of land for the nonpayment of Real Estate Taxes or assessments or from adverse possession or color of title in any manner which would affect the marketability of its title to the Real Property. The Seller has not received written notice of any claim against Seller, or breach by Seller, of the terms and provisions of any of the covenants, conditions, restrictions, rights-of-way or easements constituting one or more of the Permitted Exceptions which are to be performed or complied with by the owner of the Real Property.

            (e) CONDEMNATION. The Seller has not received from any Governmental Authority any written notice of pending or threatened condemnation proceedings affecting the Real Property, or any part thereof.

            (f) ZONING. The Seller has not received written notice of, or threatened action in writing by, any Governmental Authority for any violation of any zoning, building or similar law, ordinance, order or regulation by the continued maintenance, operation or use of the building or any other improvements presently comprising a part of the Real Property or by the continued maintenance, operation or use of the Parking Facilities (as defined in SECTION 6.2(h)), which violation remains uncured.

            (g) TITLE TO PERSONAL PROPERTY. The Seller has good and marketable title to, and owns outright, the Personal Property, free and clear of all liens, encumbrances, security interests and adverse claims of any kind or character, other than liens which will be released at the Closing. The Personal Property is being sold "as is, where is" and "with all faults."

            (h) PARKING FACILITIES. The Seller has not received written notice of any violation of Legal Requirements affecting the parking facilities included as a part of the Real Property (the "PARKING FACILITIES") which consist of a garage beneath the Building, which violation remains uncured. There are no parking commitments applicable to or affecting the Real Property other than the Parking Lease, which will be terminated by Seller effective on or before the Closing Date.

            (i) LICENSES. The License Schedule contains a complete list of all Licenses held by the Seller on the Effective Date. To Seller's knowledge, the Licenses listed on the License Schedule are in full force and effect. The Seller has not received written notice from any applicable Government Authorities of any termination or violation of any certificate of occupancy, building permits or licenses, or other licenses, permits, authorizations or approvals applicable to the Real Property.

            (j) MECHANICS' LIENS. All bills and claims for labor performed and materials furnished to or for the benefit of the Real Property for all periods prior to the Closing Date have been (or prior to the Closing Date will be) paid in full, and there shall be no mechanics' liens or materialmen's liens (whether or not perfected) on or affecting the Real Property other than those filed because of Purchaser's work on the Real Property.

            (k) LITIGATION. There are no investigations, actions, suits, proceedings or claims pending or, to Seller's knowledge, threatened in writing against or affecting the Seller's ability to perform its obligations under this Agreement or the Real Property, at law or in equity or before or by any federal, state, municipal or other governmental department, commission, board, agency or instrumentality, domestic or foreign, which are not fully covered by Seller's insurance. Seller shall provide to Purchaser a summary of all litigation affecting the Real Property or Seller's ability to perform its obligations under this Agreement.

            (l) COMPLIANCE WITH LAWS. The Seller has not received written notice of any violations of Legal Requirements for the Property (including all adjoining streets, roads, parking areas, curbs, sidewalks, sewers and other utilities within the boundaries of the Land).

            (m) ENVIRONMENTAL MATTERS.

                  (1) Except for Permitted Hazardous Materials or as disclosed in the Environmental Reports, to Seller's knowledge, (i) the Real Property does not contain, and there is not located on or about the Real Property, any Hazardous Materials in violation of Environmental Laws; (ii) no part of the Real Property is currently used, or has previously been used during the period of Seller's ownership, for the use, storage, treatment, production, manufacture, generation, transportation, release or disposal of Hazardous Materials in violation of Environmental Laws; and (iii) the Seller has not received any written complaint, order, summons, citation, notice of violation, directive letter or other communication from any Governmental Authority or other Person with regard to air emissions, water discharges, noise emissions or Hazardous Materials emanating from the Real Property, or any other environmental, health or safety matters affecting the Real Property, or any portion thereof.

                  (2) There are no claims pending or, to Seller's knowledge, threatened in writing, against the Real Property or against Seller relating to the Real Property, by any Governmental Authority or other Person relating to any Hazardous Material or pursuant to any Environmental Law, whether for enforcement, clean-up, removal, remediation, assertion of liability, cost recovery, compensation, contribution, recovery of damages, injunction or other equitable relief or otherwise.

                  (3) The Seller has delivered to the Purchaser (i) a report prepared by Environmental Waste Management Associates, LLC dated April 1, 1998, entitled "Phase I Environmental Site Assessment" and (ii) a report prepared by Environmental Management Group, Inc. dated March 12, 1992, entitled "Phase I Environmental Assessment" (the "ENVIRONMENTAL REPORTS"). To Seller's knowledge, except as disclosed in the Environmental Reports, on the Effective Date (i) there are no reports within Seller's possession or control relating to the presence of Hazardous Materials on the Real Property other than the Environmental Reports, and (ii) to Seller's knowledge, there are no underground storage tanks on the Real Property.

            (n) UNDERGROUND STORAGE TANKS. The Seller has not removed, or caused to be removed, any underground storage tanks from the Real Property and, to Seller's knowledge, no underground storage tanks were removed from the Real Property before the Seller acquired title to the Real Property.

            (o) REQUIRED REPAIRS. The Seller has not received written notice within the 12 months preceding the Effective Date, and the Seller has no actual knowledge on the Effective Date, that there are any outstanding requirements or recommendations by (i) the insurance company(s) currently insuring the Building, or (ii) any board of fire underwriters or other body exercising similar functions which require or recommend any repairs to be made or work to be done to the Building.

            (p) ZONING AND RELATED CHANGES. The Seller has not received written notice of (i) any proposed or pending proceeding to change or redefine the zoning classification of all or any part of the Real Property, or (ii) any threatened action by a Governmental Authority directly affecting the Real Property.

      Section 6.3 REPRESENTATIONS AND WARRANTIES REGARDING LEASES, CONTRACTS, INSURANCE AND OTHER DOCUMENTS.

            (a) LEASES. The Lease Schedule contains a description of all Leases (other than Purchaser's Lease) in effect on the Effective Date, including the name of each Tenant, the date of each Tenant's Lease and all amendments, if any, thereto, if the Tenant is not the original lessee, to Seller's knowledge, the name of the original lessee and the date of the instrument of assignment, the net rentable area of the leased premises being billed by Seller under each Lease if different from that set forth in the Lease, lease concessions (if any) if different from that set forth in the Lease, the gross monthly rent (including separately stated amounts for Minimum Rent and Additional Rent) billed to each Tenant under its Lease, the Tenant's renewal or expansion options, if any, if different from that set forth in the Lease, permitted subleases and the dates thereof, and the amount of any Security Deposit held by the Landlord under each Lease. The Seller has delivered to the Purchaser a complete copy of each Lease affecting the Real Property. On the Effective Date, there are no Leases or other tenancies for any space in the Real Property other than those set forth on the Lease Schedule. Except as otherwise disclosed on the Lease Schedule or elsewhere in this Agreement:

                  (1) to Seller's knowledge, each of the Leases is in full force and effect, there is no written notice of a claim of invalidity or termination of any of the Leases and none of the Leases has been modified, amended or extended (other than as set forth in the Leases) except as set forth on the Lease Schedule;

                  (2) the gross monthly rent listed opposite the name of each Tenant on the Lease Schedule is the amount, including Minimum Rent and Additional Rent, actually collected from or billed to such Tenant for the month immediately preceding the Effective Date and, except as shown in the Lease Schedule, there is no arrearage in excess of one month;

                  (3) none of the Tenants is in default (beyond any grace period provided by such Tenant's Lease) in the payment of any of the rent or other charges payable under its Lease and, to Seller's knowledge, none of the Tenants is in material default in the performance or observance of any of the covenants or conditions to be kept, observed or performed by it under its Lease;

                  (4) except as otherwise indicated in the Leases, no renewal, extension or expansion options have been granted to any Tenant;

                  (5) except as set forth in the Leases, no Tenant has an option (pre-emptive or otherwise) to purchase the Real Property, or any part thereof;

                  (6) except as set forth in the Leases, no Tenant is entitled now or in the future to any abatement, rebate, concession, deduction or offset, allowance or free rent for any period, nor has Seller received written notice of any such claim by any Tenant;

                  (7) no Tenant has paid any Rent for a period of more than thirty (30) days in advance except as reflected in the Lease Schedule and except for estimated pass-through payments;

                  (8) except as disclosed in the Leases, no Tenant is entitled to receive in the future from the Seller, as landlord, any contribution, either in money or in kind, on account of the construction of its improvements;

                  (9) except as set forth in the Leases, there are no oral or written agreements between the Seller, as landlord, and any of the Tenants which in any way relates to the leasing of space in the Real Property;

                  (10) the Seller has not received from any Tenant under a Lease a written notice of default by the Seller in performing any of its obligations as landlord under such Lease or a written notice of violation of any Legal Requirements, which default or violation has not been cured or corrected;

                  (11) except as shown on the Lease Schedule, the Seller has not received written notice that any Tenant is insolvent or is unable to perform any of its material obligations under its Lease;

                  (12) the Seller has the sole right to collect rent under each Lease and such right has not been assigned, pledged, hypothecated, or otherwise encumbered other than pursuant to a Mortgage to be released at the Closing; and

                  (13) except as shown in the Leases, all alterations, installations, decorations and other work required to be performed by the Seller, as landlord, under the provisions of each Lease have been completed and fully paid for, or will be completed and fully paid for on or before the Closing Date.

            (b) CONTRACTS. The Contract Schedule contains a complete list of all Contracts in effect on the Effective Date. The Seller has delivered to the Purchaser true and complete copies of each of the Contracts described on the Contract Schedule. To Seller's knowledge, the Seller is not in default in payment of any of its monetary obligations or in performing any of its material non-monetary obligations under any of the Contracts described on the Contract Schedule and knows of no material default on the part of the other parties thereto. The Contracts described on the Contract Schedule represent the complete agreement between the Seller and such other parties as to the services to be performed or materials to be provided thereunder and the compensation to be paid for such services or materials, as applicable.

            (c) MANAGEMENT AGREEMENT. On the Closing Date, there will be no contract or agreement in effect with any third party for the management of the Real Property (other than an agreement, if any, entered into by the Purchaser).

            (d) LEASING COMMISSIONS. Except as set forth in the Leases or on the Lease Schedule, no brokerage or leasing commission, fee or other compensation is due and payable (or will, with the passage of time or occurrence of any event or both, be due and payable), with respect to any Lease, and there are no brokerage or leasing commissions, fees or other compensation payable in respect of renewals and extensions of the Leases.

            (e) INSURANCE. The Insurance Schedule contains a complete and accurate description of all policies of fire, liability, burglary, theft, fidelity and other forms of insurance maintained by the Seller with respect to the Property on the Effective Date. The Seller has not received written notice from any insurance company which carries insurance on the Property, any notice of any defect or inadequacy in connection with the Property or its operation, any notice of default or any written notice threatening to terminate any of the insurance policies, which defect, inadequacy or default has not been remedied or satisfied. The Seller has not received any written notice from any insurance company or inspection or rating bureau setting forth any requirements as a condition to the continuation of any insurance coverage on or with respect to the Real Property or the continuation thereof which has not been remedied or satisfied.

      Section 6.4 SURVIVAL.

      All representations and warranties contained in this ARTICLE VI shall survive the Closing for one (1) year, subject to the terms and conditions of this ARTICLE VI.

      Section 6.5 SELLER'S KNOWLEDGE.

      For purposes of this Agreement, the knowledge of the Seller shall be limited to the best knowledge of the Knowledge Parties (as hereinafter defined), without any independent investigation, inquiry or verification and shall not include knowledge imputed to the Seller from any other Person. "KNOWLEDGE PARTIES" shall mean Michael Hueston, property manager, Dean Cingolani, Vice President, Property Management - Northern Region, Michael Nevins, Vice President, Leasing, Timothy M. Jones, President, Roger W. Thomas, Executive Vice President, General Counsel & Secretary, Barry Lefkowitz, Chief Financial Officer & Executive Vice President. Seller represents and warrants that the Knowledge Parties are the parties who have primary responsibility for the operation, management, accounting, leasing, legal and risk management of the Property.

      Section 6.6 GENERAL BREACH/FAILURE PROVISIONS.

            (a) "ARBITRATION PROCEDURES" shall mean the arbitration procedures set forth in this SECTION 6.6(a). Within five (5) Business Days after delivery of an Impasse Notice (as hereinafter defined), Seller and Purchaser shall each appoint an Arbiter. Within five (5) Business Days after their appointment, the two Arbiters so appointed shall select a third qualified Arbiter. Each of the two (2) Arbiters shall be paid by the party appointing such Arbiter. If the two Arbiters are unable to agree on the third Arbiter within the time allowed, either of the parties to this Agreement, by giving five (5) Business Days notice to the other party, can file a petition with the American Arbitration Association solely for the purpose of selecting a third Arbiter. The third Arbiter shall be selected within ten (10) days. Each of the parties shall bear one-half

(l/2) of the cost of appointing the third Arbiter, including costs of appointing the third Arbiter through the American Arbitration Association, and of paying the third Arbiter's fee. The third Arbiter, however selected, shall be a person who has not previously acted in any capacity for either party. Within five (5) business days following selection of the third Arbiter, and sooner if possible, the Arbiters shall review the Seller's Estimate (as hereinafter defined), consult with the parties, and make an independent written estimate of the cost to cure all breaches or failures, as the case may be. The decision of the Arbiters as to the cost to cure all breaches or failures, as the case may be, must be by a unanimous vote or if the Arbiters cannot reach a unanimous decision as to the cost to cure all breaches or failures, as the case may be, the cost to cure shall be the average of the three estimates; provided, however, that any estimate which differs from the middle estimate by more than ten percent (10%) shall be disregarded. If only one estimate is disregarded, the remaining two estimates shall be added together and divided by two; the resulting quotient shall be the cost to cure all breaches or failures, as the case may be. If two estimates are disregarded, the remaining estimate shall be the cost to cure. After making their cost determination (the "ARBITERS' COST DETERMINATION"), the Arbiters shall promptly deliver the Arbiters' Cost Determination to Seller and Purchaser. The Arbiters' Cost Determination shall be binding upon Seller and Purchaser and shall be enforceable as provided in Chapter 43 of Title 16 of the D.C. Code (1981 ed.) or any subsequent enactments concerning binding arbitration. If any of the Arbiters resigns, or is unable or refuses to perform his duties, Seller and Purchaser shall promptly agree upon and retain a replacement Arbiter having the qualifications set forth in the definition of "ARBITER". The Arbiters shall be bound by the provisions of this Agreement and shall not have the power to add to, subtract from, or otherwise modify such provisions.

            (b) If one or more Post-Closing Willful Breaches are such that they cannot be cured by the payment of a sum of money, then Seller shall be required to pay the sum of One Million Dollars ($1,000,000) to Purchaser within fifteen
(15) days after the breaches are discovered by Purchaser and disclosed by Purchaser to Seller or disclosed to Purchaser by Seller. If one or more Post-Closing Non-Willful Breaches or Post-Closing Failures are such that they cannot be cured by the payment of a sum of money, then Seller shall be required to pay the sum of Two Hundred Fifty Thousand Dollars ($250,000) to Purchaser within fifteen (15) days after the breaches or failures are discovered by Purchaser and disclosed by Purchaser or disclosed to Purchaser by Seller. The payments under this Section shall be paid to Purchaser as liquidated damages for all loss, damages and expenses suffered by Purchaser, it being agreed that Purchasers' damages are impossible to ascertain.

            (c) In the event of the enforcement of any obligations of or collection of any payments due from Seller under this ARTICLE VI, then Seller, its successors or assigns, shall pay to Purchaser on demand any and all expenses, including legal expenses and attorneys' fees, incurred or paid by Purchaser in collecting any amount payable hereunder or in enforcing Purchaser's rights hereunder, whether or not any legal proceeding is commenced hereunder or thereunder.

            (d) If Seller and Purchaser agree on an Arbiter pursuant to the provisions of this ARTICLE VI, then each of the parties shall bear one-half (1/2) of the cost of such Arbiter.

            (e) No disputes other than those related to cost estimates under this ARTICLE VI shall be resolved by Arbiter(s).

            (f) Wherever in this ARTICLE VI Seller is required to pay One Hundred Thousand Dollars ($100,000) to Purchaser (in addition to the Pre-Closing Breach Cap or Pre-Closing Failure Cap), such amount is being paid to Purchaser as liquidated damages for all loss, damages and expenses suffered by Purchaser, it being agreed that Purchaser's damages are impossible to ascertain.

      Section 6.7 PRE-CLOSING BREACHES.

      If there are one or more Pre-Closing Breaches, then Seller shall use best efforts to cure such Pre-Closing Breaches; PROVIDED, that (i) Seller shall not be obligated to spend more than One Million Dollars ($1,000,000) in the aggregate to cure such Pre-Closing Breaches (the "PRE-CLOSING BREACH CAP"), and
(ii) all Pre-Closing Breaches can be cured with best efforts by Seller during the Pre-Closing Mandatory Cure Period. Except as otherwise provided in this Agreement, if there are one or more Pre-Closing Breaches, the reduction in the Purchase Price set forth in SECTION 3.1 shall apply.

            (a) If the cost to cure all Pre-Closing Breaches is reasonably expected to exceed the Pre-Closing Breach Cap then Seller may elect whether or not to incur such excess costs to effect a cure. If Seller elects to cure all Pre-Closing Breaches, then Seller may adjourn the Closing to effect a cure, subject to the reduction in the Purchase Price set forth in SECTION 3.1; provided that in no event shall the Closing be adjourned beyond the Outside Closing Date. If Seller elects not to cure all Pre-Closing Breaches, then Seller shall so notify Purchaser, which notice shall include detailed evidence establishing Seller's expected cost to cure, within one (1) Business Day after Seller learns that the cost to cure all Pre-Closing Breaches is reasonably expected to exceed the Pre-Closing Breach Cap. Purchaser may then either: (i) proceed with the Closing without Seller curing all Pre-Closing Breaches in which case Purchaser shall receive a credit toward the Purchase Price in the amount of
(x) the Pre-Closing Breach Cap plus One Hundred Thousand Dollars ($100,000) if the Pre-Closing Breaches are within Seller's reasonable control, or (y) the Pre-Closing Breach Cap if the Pre-Closing Breaches are beyond Seller's control; or (ii) terminate this Agreement by notice to Seller and Escrow Agent, whereupon Escrow Agent shall immediately return the Fund to Purchaser, this Agreement will terminate and neither party shall have any further rights, obligations or liabilities hereunder, except for obligations which specifically survive the termination of this Agreement and except that Seller shall pay any out-of-pocket costs and expenses of Purchaser (including without limitation legal fees and expenses) incurred in connection with Purchaser's proposed acquisition of the Real Property and/or due diligence not to exceed One Hundred Fifty Thousand and 00/100 Dollars ($150,000.00) (the "PURCHASER'S OUT-OF-POCKET COSTS").

            (b) If the cost to cure all Pre-Closing Breaches is reasonably expected to be less than the Pre-Closing Breach Cap but cannot reasonably be cured by Seller's best efforts to effect such cure during the Pre-Closing Mandatory Cure Period, then Seller may elect whether or not to extend Closing to effect a cure, subject to the reduction in the Purchase Price pursuant to
SECTION 3.1, provided that in no event shall the Closing be adjourned beyond the Outside Closing

Date. If Seller elects not to cure all Pre-Closing Breaches then Seller shall so notify Purchaser, which notice shall include detailed evidence establishing Seller's expected time to cure and an estimate (the "SELLER'S Estimate") of the cost to cure all Pre-Closing Breaches within one (1) Business Day after Seller learns that the time to cure all Pre-Closing Breaches is reasonably expected to exceed the Pre-Closing Mandatory Cure Period. If the Purchaser agrees with the Seller's Estimate then, Purchaser may either (i) proceed with the Closing, in which case Purchaser shall receive a credit toward the Purchase Price in an amount equal to the sum of (x) the Seller's Estimate (regardless of whether or not Purchaser elects to cure) and (y) One Hundred Thousand Dollars ($100,000); or (ii) terminate this Agreement by notice to Seller and Escrow Agent, whereupon Escrow Agent shall immediately return the Fund to Purchaser, this Agreement will terminate and neither party shall have any further rights, obligations or liabilities hereunder, except for obligations which specifically survive the termination of this Agreement and except that Seller shall pay Purchaser's Out-of-Pocket Costs. If the Purchaser disagrees with the Seller's Estimate, then Purchaser shall so notify Seller and during the five (5) Business Day period immediately following such notice, Seller and Purchaser shall work in good faith to agree on either the cost to cure all Pre-Closing Breaches or, failing such agreement, an Arbiter.

                  (i) If Purchaser and Seller agree on the Arbiter, then within the five (5) Business Day period following the Arbiter's retention, the Arbiter shall review the Seller's Estimate and make an independent written determination (the "ARBITER'S ESTIMATE") of the cost to cure all Pre-Closing Breaches. After making the Arbiter's Estimate, the Arbiter shall promptly deliver such Arbiter's Estimate to Seller and Purchaser. The Arbiter's Estimate shall be binding upon Seller and Purchaser but shall not exceed the Pre-Closing Breach Cap. Once the Arbiter's Estimate has been determined, Purchaser may either (a) proceed with the Closing, in which case Purchaser shall receive a credit toward the Purchase Price in an amount equal to the sum of (x) the Arbiter's Estimate (regardless of whether or not Purchaser elects to cure) and (y) One Hundred Thousand Dollars ($100,000); or (b) terminate this Agreement by notice to Seller and Escrow Agent, whereupon Escrow Agent shall immediately return the Fund to Purchaser, this Agreement will terminate and neither party shall have any further rights, obligations or liabilities hereunder, except for obligations which specifically survive the termination of this Agreement and except that Seller shall pay Purchaser's Out-of-Pocket Costs.

                  (ii) If Purchaser and Seller cannot agree on either the cost to cure or the Arbiter within said five (5) Business Day period, then Purchaser or Seller may deliver a notice of such impasse (the "IMPASSE NOTICE") to the other party. Purchaser and Seller shall then comply with the Arbitration Procedures. The Arbiters' Cost Determination shall not exceed the Pre-Closing Breach Cap. Once the Arbiters' Cost Determination has been determined, Purchaser may either (a) proceed with the Closing, in which case Purchaser shall receive a credit toward the Purchase Price in an amount equal to the sum of (x) the Arbiters' Cost Determination (regardless of whether or not Purchaser elects to cure) and (y) One Hundred Thousand Dollars ($100,000); or (b) terminate this Agreement by notice to Seller and Escrow Agent, whereupon Escrow Agent shall immediately return the Fund to Purchaser, this Agreement will terminate and neither party shall have any further rights, obligations or liabilities hereunder, except for obligations which specifically survive the termination of this Agreement and except that Seller shall pay Purchaser's Out-of-Pocket Costs.

            (c) (i) If any of the Pre-Closing Breaches is due to a willful act or omission of Seller but is such that it cannot be cured by the payment of a sum of money and is beyond Seller's reasonable control, then Purchaser may either: (i) proceed with the Closing without Seller curing such Pre-Closing Breaches and with Purchaser receiving a credit toward the Purchase Price in the amount of the Pre-Closing Breach Cap; or (ii) terminate this Agreement by notice to Seller and Escrow Agent, whereupon Escrow Agent shall immediately return the Fund to Purchaser, this Agreement will terminate and neither party shall have any further rights, obligations or liabilities hereunder, except for obligations which specifically survive the termination of this Agreement and except that Seller shall pay Purchaser's Out-of-Pocket Costs. If any of the Pre-Closing Breaches is due to a willful act or omission of Seller but is such that it cannot be cured by the payment of a sum of money and is within Seller's reasonable control, then Purchaser may either: (i) proceed with the Closing without Seller curing such Pre-Closing Breaches and with Purchaser receiving a credit toward the Purchase Price in an equal to the sum of (x) the Pre-Closing Breach Cap and (y) One Hundred Thousand Dollars ($100,000); or (ii) terminate this Agreement by notice to Seller and Escrow Agent, whereupon Escrow Agent shall immediately return the Fund to Purchaser, this Agreement will terminate and neither party shall have any further rights, obligations or liabilities hereunder, except for obligations which specifically survive the termination of this Agreement and except that Seller shall pay Purchaser's Out-of-Pocket Costs. The payments under this Section shall be paid to Purchaser as liquidated damages for all loss, damage and expenses suffered by Purchaser, it being agreed that Purchaser's damages are impossible to ascertain.

      (ii) If any of the Pre-Closing Breaches is due to the negligent or unintentional act or failure of Seller but is such that it cannot be cured by the payment of a sum of money and is beyond Seller's reasonable control, then Purchaser may either: (i) proceed with the Closing without Seller curing such Pre-Closing Breaches and with Purchaser receiving a credit toward the Purchase Price in the amount of the Pre-Closing Failure Cap; or (ii) terminate this Agreement by notice to Seller and Escrow Agent, whereupon Escrow Agent shall immediately return the Fund to Purchaser, this Agreement will terminate and neither party shall have any further rights, obligations or liabilities hereunder, except for obligations which specifically survive the termination of this Agreement and except that Seller shall pay Purchaser's Out-of-Pocket Costs. If any of the Pre-Closing Breaches is due to the negligent or unintentional act or failure of Seller but is such that it cannot be cured by the payment of a sum of money and is within Seller's reasonable control, then Purchaser may either:
(i) proceed with the Closing without Seller curing such Pre-Closing Breaches and with Purchaser receiving a credit toward the Purchase Price in an equal to the sum of (x) the Pre-Closing Failure Cap and (y) One Hundred Thousand Dollars ($100,000); or (ii) terminate this Agreement by notice to Seller and Escrow Agent, whereupon Escrow Agent shall immediately return the Fund to Purchaser, this Agreement will terminate and neither party shall have any further rights, obligations or liabilities hereunder, except for obligations which specifically survive the termination of this Agreement and except that Seller shall pay Purchaser's Out-of-Pocket Costs. The payments under this Section shall be paid to Purchaser as liquidated damages for all loss, damage and expenses suffered by Purchaser, it being agreed that Purchaser's damages are impossible to ascertain.

      Section 6.8 PRE-CLOSING FAILURES.

      If there are one or more Pre-Closing Failures, then Seller shall use best efforts to cure such Pre-Closing Failures; PROVIDED, that (i) Seller shall not be obligated to spend more than Two Hundred Fifty Thousand Dollars ($250,000) in the aggregate to cure such Pre-Closing Failures (the "PRE-CLOSING FAILURE CAP"), and (ii) all Pre-Closing Failures can be cured with best efforts by Seller during the Pre-Closing Mandatory Cure Period. Except as otherwise provided in this Agreement, if there are one or more Pre-Closing Failures, the reduction in the Purchase Price set forth in SECTION 3.1 shall apply.

            (a) If the cost to cure all Pre-Closing Failures is reasonably expected to exceed the Pre-Closing Failure Cap then Seller may elect whether or not to incur such excess costs to effect a cure. If Seller elects to cure all Pre-Closing Failures, then Seller may adjourn the Closing to effect a cure, subject to the reduction in the Purchase Price set forth in SECTION 3.1; provided that in no event shall the Closing be adjourned beyond the Outside Closing Date. If Seller elects not to cure all Pre-Closing Failures then Seller shall so notify Purchaser, which notice shall include detailed evidence establishing Seller's expected cost to cure, within one (1) Business Day after Seller learns that the cost to cure all Pre-Closing Failures is reasonably expected to exceed the Pre-Closing Failure Cap. Purchaser may then either: (i) proceed with the Closing without Seller curing all Pre-Closing Failures in which case Purchaser shall receive a credit toward the Purchase Price in the amount of
(x) the Pre-Closing Failure Cap plus One Hundred Thousand Dollars ($100,000) if the Pre-Closing Failures are within Seller's reasonable control, or (y) the Pre-Closing Failure Cap if the Pre-Closing Failures are beyond Seller's control; or (ii) terminate this Agreement by notice to Seller and Escrow Agent, whereupon Escrow Agent shall immediately return the Fund to Purchaser, this Agreement will terminate and neither party shall have any further rights, obligations or liabilities hereunder, except for obligations which specifically survive the termination of this Agreement and except that Seller shall pay Purchaser's Out-of-Pocket Costs; PROVIDED, HOWEVER, (x) that Seller shall not pay Purchaser's Out-of-Pocket Costs where all Pre-Closing Failures are a failure of a condition and not a breach of a covenant, representation or warranty and (y) Purchaser shall receive a credit toward the Purchase Price in the amount of Two Hundred Fifty Thousand Dollars ($250,000) under clause (i) above (and not $350,000) where all Pre-Closing Failures are a failure of a condition and not a breach of a covenant, representation or warranty.

            (b) If the cost to cure all Pre-Closing Failures is reasonably expected to be less than the Pre-Closing Failure Cap but cannot reasonably be cured by Seller's best efforts to effect such cure during the Pre-Closing Mandatory Cure Period, then Seller may elect whether or not to extend Closing to effect a cure, subject to the reduction in the Purchase Price pursuant to
SECTION 3.1, provided that in no event shall the Closing be adjourned beyond the Outside Closing Date. If Seller elects not to cure all Pre-Closing Failures, then Seller shall notify Purchaser, which notice shall include detailed evidence establishing Seller's expected time to cure and the Seller's Estimate of the cost to cure all Pre-Closing Failures within one (1) Business Day after Seller learns that the time to cure all Pre-Closing Failures is reasonably expected to exceed the Pre-Closing Mandatory Cure Period. If the Purchaser agrees with the Seller's Estimate then, Purchaser may either (i) proceed with the Closing, in which case Purchaser shall receive a credit toward the Purchase Price in an amount equal to the sum of (x) the Seller's Estimate (regardless of whether or not Purchaser elects to cure) and (y) One Hundred Thousand Dollars ($100,000); or (ii) terminate this Agreement by notice to Seller and Escrow Agent, whereupon Escrow Agent shall immediately return the Fund to Purchaser, this Agreement will terminate and neither party shall have any further rights, obligations or liabilities hereunder, except for obligations which specifically survive the termination of this Agreement and except that Seller shall pay Purchaser's Out-of-Pocket Costs; PROVIDED, HOWEVER, that (i) Seller shall not pay Purchaser's Out-of-Pocket Costs where all Pre-Closing Failures are a failure of a condition and not a breach of a covenant, representation or warranty, and
(ii) Purchaser shall not receive the credit for One Hundred Thousand Dollars ($100,000) under clause (y) above where all Pre-Closing Failures are a failure of a condition and not a breach of a covenant, representation or warranty. If the Purchaser disagrees with the Seller's Estimate, then Purchaser shall so notify Seller and during the five (5) Business Day period immediately following such notice, Seller and Purchaser shall work in good faith to agree on either the cost to cure all Pre-Closing Failures or, failing such agreement, an Arbiter.

                  (i) If Purchaser and Seller agree on the Arbiter then within the five (5) Business Day period following the Arbiter's retention, the Arbiter shall review the Seller's Estimate and make the Arbiter's Estimate of the cost to cure all Pre-Closing Failures. After making the Arbiter's Estimate, the Arbiter shall promptly deliver such Arbiter's Estimate to Seller and Purchaser. The Arbiter's Estimate shall be binding upon Seller and Purchaser but shall not exceed the Pre-Closing Failure Cap. Once the Arbiter's Estimate has been determined, Purchaser may either (a) proceed with the Closing, in which case Purchaser shall receive a credit toward the Purchase Price in an amount equal to the sum of (x) the Arbiter's Estimate (regardless of whether or not Purchaser elects to cure) and (y) One Hundred Thousand Dollars ($100,000); or (b) terminate this Agreement by notice to Seller and Escrow Agent, whereupon Escrow Agent shall immediately return the Fund to Purchaser, this Agreement will terminate and neither party shall have any further rights, obligations or liabilities hereunder, except for obligations which specifically survive the termination of this Agreement and except that Seller shall pay Purchaser's Out-of-Pocket Costs; PROVIDED, HOWEVER, that (i) Seller shall not pay Purchaser's Out-of-Pocket Costs where all Pre-Closing Failures are a failure of a condition and not a breach of a covenant, representation or warranty, and (ii) Purchaser shall not receive the credit for One Hundred Thousand Dollars ($100,000) under clause (y) above where all Pre-Closing Failures are a failure of a condition and not a breach of a covenant, representation or warranty.

                  (ii) If Purchaser and Seller cannot agree on either the cost to cure or the Arbiter within said five (5) Business Day period, then Purchaser may deliver an Impasse Notice to the Seller. Purchaser and Seller shall then comply with the Arbitration Procedures. The Arbiters' Cost Determination shall not exceed the Pre-Closing Failure Cap. Once the Arbiters' Cost Determination has been determined, Purchaser may either (i) proceed with the Closing, in which case Purchaser shall receive a credit toward the Purchase Price in an amount equal to the sum of (x) the Arbiters' Cost Determination (regardless of whether or not Purchaser elects to cure) and (y) One Hundred Thousand Dollars ($100,000); or (ii) terminate this Agreement by notice to Seller and Escrow Agent, whereupon Escrow Agent shall immediately return the Fund to Purchaser, this Agreement will terminate and neither party shall have any further rights, obligations or liabilities hereunder, except for obligations which specifically survive the termination of this Agreement and except that Seller shall pay Purchaser's Out-of-

Pocket Costs; PROVIDED, HOWEVER, that (i) Seller shall not pay Purchaser's Out-of-Pocket Costs where all Pre-Closing Failures are a failure of a condition and not a breach of a covenant, representation or warranty; and (ii) Purchaser shall not receive the credit for One Hundred Thousand Dollars ($100,000) under clause (y) above where all Pre-Closing Failures are a failure of a condition and not a breach of a covenant, representation or warranty.

            (c) (i) If any of the Pre-Closing Failures are such that it cannot be cured by the payment of a sum of money and are beyond Seller's reasonable control, then Purchaser may either: (i) proceed with the Closing without Seller curing all Pre-Closing Failures and with Purchaser receiving a credit toward the Purchase Price in the amount of the Pre-Closing Failure Cap; or (ii) terminate this Agreement by notice to Seller and Escrow Agent, whereupon Escrow Agent shall immediately return the Fund to Purchaser, this Agreement will terminate and neither party shall have any further rights, obligations or liabilities hereunder, except for obligations which specifically survive the termination of this Agreement and except that Seller shall pay Purchaser's Out-of-Pocket Costs; PROVIDED, HOWEVER, that Seller shall not pay Purchaser's Out-of-Pocket Costs where all Pre-Closing Failures are a failure of a condition and not a breach of a covenant, representation or warranty.

                  (ii) If any of the Pre-Closing Failures is such that it cannot be cured by the payment of a sum of money and are within Seller's reasonable control, then Purchaser may either (a) proceed with the Closing without Seller curing such Pre-Closing Failures and with Purchaser receiving a credit toward the Purchase Price in an amount equal to the sum of (x) the Pre-Closing Failure Cap and (y) One Hundred Thousand Dollars ($100,000); or (b) terminate this Agreement by notice to Seller and Escrow Agent, whereupon Escrow Agent shall immediately return the Fund to Purchaser, this Agreement will terminate and neither party shall have any further rights, obligations or liabilities hereunder, except for obligations which specifically survive the termination of this Agreement and except that Seller shall pay Purchaser's Out-of-Pocket Costs; PROVIDED, HOWEVER, that (i) Seller shall not pay Purchaser's Out-of-Pocket Costs where all Pre-Closing Failures are a failure of a condition and not a breach of a covenant, representation or warranty, and (ii) Purchaser shall not receive the credit for One Hundred Thousand Dollars ($100,000) under clause (y) above where all Pre-Closing Failures are a failure of a condition and not a breach of a covenant, representation or warranty. The payments under this Section shall be paid to Purchaser as liquidated damages for all loss, damage and expenses suffered by Purchaser, it being agreed that Purchaser's damages are impossible to ascertain.

      Section 6.9 POST-CLOSING WILLFUL BREACHES.

            (a) If there are one or more Post-Closing Willful Breaches and the cost to cure all Post-Closing Willful Breaches is reasonably expected to exceed Two Million Dollars ($2,000,000) in the aggregate (the "POST-CLOSING WILLFUL CAP") then Seller shall pay to Purchaser an amount equal to the Post-Closing Willful Cap (regardless of whether or not Purchaser elects to cure).

            (b) If there are one or more Post-Closing Willful Breaches and the cost to cure all Post-Closing Willful Breaches is reasonably expected to be less than the Post-Closing Willful

Cap, then Seller shall provide detailed evidence establishing the Seller's Estimate of the cost to cure all Post-Closing Willful Breaches within five (5) Business Days after the Post-Closing Willful Breaches are discovered by Purchaser or disclosed to Purchaser by Seller. If Purchaser agrees with the Seller's Estimate, then the Seller shall pay to Purchaser an amount equal to the Seller's Estimate. If the Purchaser disagrees with the Seller's Estimate, then Purchaser shall so notify Seller and during the five (5) Business Day period immediately following such notice, Seller and Purchaser shall work in good faith to agree on either the cost to cure all Post-Closing Willful Breaches or, failing such agreement, an Arbiter.

                  (i) If Purchaser and Seller agree on the Arbiter then within five (5) Business days following the Arbiter's retention, the Arbiter shall review the Seller's Estimate and make the Arbiter's Estimate of the cost to cure all Post-Closing Willful Breaches. After making the Arbiter's Estimate, the Arbiter shall promptly deliver such Arbiter's Estimate to Seller and Purchaser. The Arbiter's Estimate shall be binding upon Seller and Purchaser but shall not exceed the Post-Closing Willful Cap. Once the Arbiter's Estimate has been determined, Seller shall pay to Purchaser an amount equal to the Arbiter's Estimate (regardless of whether or not Purchaser elects to cure).

                  (ii) If Purchaser and Seller cannot agree on either the cost to cure or the Arbiter within said five (5) Business Day period, then Purchaser may deliver an Impasse Notice to the Seller. Purchaser and Seller shall then comply with the Arbitration Procedures. The Arbiters' Cost Determination shall not exceed the Post-Closing Willful Cap. Within five (5) Business days after the Arbiters' Cost Determination, Seller shall pay to Purchaser an amount equal to the Arbiters' Cost Determination (regardless of whether or not Purchaser elects to cure).

      Section 6.10 POST-CLOSING NON-WILLFUL BREACHES.

            (a) If there are one or more Post-Closing Non-Willful Breaches and the cost to cure all Post-Closing Non-Willful Breaches is reasonably expected to exceed One Million Dollars ($1,000,000) in the aggregate (the "POST-CLOSING NON-WILLFUL CAP") then Seller shall pay to Purchaser an amount equal to the Post-Closing Non-Willful Cap (regardless of whether or not Purchaser elects to cure).

            (b) If there are one or more Post-Closing Non-Willful Breaches and the cost to cure all Post-Closing Non-Willful Breaches is reasonably expected to be less than the Post-Closing Non-Willful Cap, then Seller shall provide detailed evidence establishing the Seller's Estimate of the cost to cure all Post-Closing Non-Willful Breaches within five (5) Business Days after the Post-Closing Non-Willful Breaches are discovered by Purchaser or disclosed to Purchaser by Seller. If Purchaser agrees with the Seller's Estimate, then the Seller shall pay to Purchaser an amount equal to the Seller's Estimate. If the Purchaser disagrees with the Seller's Estimate, then Purchaser shall so notify Seller and during the five (5) Business Day period immediately following such notice, Seller and Purchaser shall work in good faith to agree on either the cost to cure all Post-Closing Non-Willful Breaches or, failing such agreement, an Arbiter.

                  (i) If Purchaser and Seller agree on the Arbiter, then within five (5) Business Days following the Arbiter's retention, the Arbiter shall review the Seller's Estimate and make the Arbiter's Estimate of the cost to cure all Post-Closing Non-Willful Breaches. After making the Arbiter's Estimate, the Arbiter shall promptly deliver such Arbiter's Estimate to Seller and Purchaser. The Arbiter's Estimate shall be binding upon Seller and Purchaser but shall not exceed the Post-Closing Non-Willful Cap. Once the Arbiter's Estimate has been determined, Seller shall pay to Purchaser an amount equal to the Arbiter's Estimate (regardless of whether or not Purchaser elects to cure).

                  (ii) If Purchaser and Seller cannot agree on either the cost to cure or the Arbiter within said five (5) Business Day period, then Purchaser may deliver an Impasse Notice to the Seller. Purchaser and Seller shall then comply with the Arbitration Procedures. The Arbiters' Cost Determination shall not exceed the Post-Closing Non-Willful Cap. Within five (5) Business Days after the Arbiters' Cost Determination, Seller shall pay to Purchaser an amount equal to the Arbiters' Cost Determination (regardless of whether or not Purchaser elects to cure).

      Section 6.11 POST-CLOSING FAILURES.

            (a) If there are one or more Post-Closing Failures and the cost to cure all Post-Closing Failures is reasonably expected to exceed Two Hundred Fifty Thousand Dollars ($250,000) in the aggregate (the "POST-CLOSING FAILURE CAP") then Seller shall pay to Purchaser an amount equal to the Post-Closing Failure Cap (regardless of whether or not Purchaser elects to cure).

            (b) If there are one or more Post-Closing Failures and the cost to cure all Post-Closing Failures is reasonably expected to be less than the Post-Closing Failure Cap, then Seller shall provide detailed evidence establishing the Seller's Estimate of the cost to cure all Post-Closing Failures within one (1) Business Day after the Post-Closing Failures are discovered by Purchaser or disclosed to Purchaser by Seller. If Purchaser agrees with the Seller's Estimate, then the Seller shall pay to Purchaser an amount equal to the Seller's Estimate. If the Purchaser disagrees with the Seller's Estimate, then Purchaser shall so notify Seller and during the five (5) Business Day period immediately following such notice, Seller and Purchaser shall work in good faith to agree on either the cost to cure all Post-Closing Failures or, failing such agreement, an Arbiter.

                  (i) If Purchaser and Seller agree on the Arbiter, then within five (5) Business Days following the Arbiter's retention, the Arbiter shall review the Seller's Estimate and make the Arbiter's Estimate of the cost to cure all Post-Closing Failures. After making the Arbiter's Estimate, the Arbiter shall promptly deliver such Arbiter's Estimate to Seller and Purchaser. The Arbiter's Estimate shall be binding upon Seller and Purchaser but shall not exceed the Post-Closing Failure Cap. Once the Arbiter's Estimate has been determined, Seller shall pay to Purchaser an amount equal to the Arbiter's Estimate (regardless of whether or not Purchaser elects to cure).

                  (ii) If Purchaser and Seller cannot agree on either the cost to cure or the Arbiter within said five (5) Business Day period, then Purchaser may deliver an Impasse Notice to the Seller. Purchaser and Seller shall then comply with the Arbitration Procedures. The Arbiters' Cost Determination shall not exceed the Post-Closing Failure Cap. Within five (5) Business Days after the Arbiters' Cost Determination, Seller shall pay to Purchaser an amount equal to the Arbiters' Cost Determination (regardless of whether or not Purchaser elects to cure).

      Section 6.12 SALE "AS IS".

            (a) THE TRANSACTION CONTEMPLATED BY THIS AGREEMENT HAS BEEN NEGOTIATED BETWEEN SELLER AND PURCHASER. THIS AGREEMENT REFLECTS THE MUTUAL AGREEMENT OF SELLER AND PURCHASER, AND PURCHASER HAS THE RIGHT TO CONDUCT ITS OWN INDEPENDENT EXAMINATION OF THE PROPERTY. OTHER THAN THE MATTERS REPRESENTED IN ARTICLE VI HEREOF, BY WHICH ALL OF THE FOLLOWING PROVISIONS OF THIS SECTION
6.12 ARE LIMITED, PURCHASER HAS NOT RELIED UPON AND WILL NOT RELY UPON ANY REPRESENTATION OR WARRANTY OF SELLER OR ANY OF SELLER'S AGENTS OR REPRESENTATIVES, AND PURCHASER HEREBY ACKNOWLEDGES THAT NO SUCH REPRESENTATIONS OR WARRANTIES HAVE BEEN MADE.

      EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, SELLER SPECIFICALLY DISCLAIMS, AND NEITHER SELLER NOR ANY OTHER PERSON IS MAKING, ANY REPRESENTATION, WARRANTY OR ASSURANCE WHATSOEVER TO PURCHASER, AND NO WARRANTIES OR REPRESENTATIONS OF ANY KIND OR CHARACTER, EITHER EXPRESS OR IMPLIED, ARE MADE BY SELLER OR RELIED UPON BY PURCHASER WITH RESPECT TO THE STATUS OF TITLE TO OR THE MAINTENANCE, REPAIR, CONDITION, DESIGN OR MARKETABILITY OF THE PROPERTY, OR ANY PORTION THEREOF, INCLUDING BUT NOT LIMITED TO (A) ANY IMPLIED OR EXPRESS WARRANTY OF MERCHANTABILITY, (B) ANY IMPLIED OR EXPRESS WARRANTY OF FITNESS FOR A PARTICULAR PURPOSE, (C) ANY IMPLIED OR EXPRESS WARRANTY OF CONFORMITY TO MODELS OR SAMPLES OF MATERIALS, (D) ANY RIGHTS OF PURCHASER UNDER APPROPRIATE STATUTES TO CLAIM DIMINUTION OF CONSIDERATION, (E) ANY CLAIM BY PURCHASER FOR DAMAGES BECAUSE OF DEFECTS WHETHER KNOWN OR UNKNOWN, WITH RESPECT TO THE IMPROVEMENTS OR THE PERSONAL PROPERTY, (F) THE FINANCIAL CONDITION OR PROSPECTS OF THE PROPERTY AND (G) THE COMPLIANCE OR LACK THEREOF OF THE REAL PROPERTY OR THE IMPROVEMENTS WITH LEGAL REQUIREMENTS, NOW EXISTING OR HEREAFTER ENACTED OR PROMULGATED, IT BEING THE EXPRESS INTENTION OF SELLER AND PURCHASER THAT, EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, THE PROPERTY WILL BE CONVEYED AND TRANSFERRED TO PURCHASER IN ITS PRESENT CONDITION AND STATE OF REPAIR, "AS IS" AND "WHERE IS" WITH ALL FAULTS. PURCHASER ACKNOWLEDGES THAT IT HAS BEEN GIVEN A SUFFICIENT OPPORTUNITY HEREIN TO CONDUCT AND HAS CONDUCTED OR WILL CONDUCT SUCH INSPECTIONS, INVESTIGATIONS AND OTHER INDEPENDENT

EXAMINATIONS OF THE PROPERTY AND RELATED MATTERS AS PURCHASER DEEMS NECESSARY, INCLUDING BUT NOT LIMITED TO THE PHYSICAL AND ENVIRONMENTAL CONDITIONS THEREOF, AND WILL RELY UPON SAME AND NOT UPON ANY STATEMENTS OF SELLER (EXCLUDING THE MATTERS REPRESENTED BY SELLER IN ARTICLE VI HEREOF) NOR OF ANY OFFICER, DIRECTOR, EMPLOYEE, AGENT OR ATTORNEY OF SELLER. EXCEPT AS OTHERWISE EXPRESSLY SET FORTH IN THIS AGREEMENT, PURCHASER ACKNOWLEDGES THAT ALL INFORMATION OBTAINED BY PURCHASER WAS OBTAINED FROM A VARIETY OF SOURCES, AND SELLER WILL NOT BE DEEMED TO HAVE REPRESENTED OR WARRANTED THE COMPLETENESS, TRUTH OR ACCURACY OF ANY OF THE DOCUMENTS OR OTHER SUCH INFORMATION HERETOFORE OR HEREAFTER FURNISHED TO PURCHASER. PURCHASER ACKNOWLEDGES AND AGREES THAT, UPON CLOSING, SELLER WILL SELL AND CONVEY TO PURCHASER, AND PURCHASER WILL ACCEPT THE PROPERTY, "AS IS, WHERE IS," WITH ALL FAULTS, SUBJECT TO THE EXPRESS PROVISIONS OF THIS AGREEMENT TO THE CONTRARY. PURCHASER FURTHER ACKNOWLEDGES AND AGREES THAT THERE ARE NO ORAL AGREEMENTS, WARRANTIES OR REPRESENTATIONS COLLATERAL TO OR AFFECTING THE PROPERTY BY SELLER, ANY AGENT OF SELLER OR ANY THIRD PARTY. SELLER IS NOT LIABLE OR BOUND IN ANY MANNER BY ANY ORAL OR WRITTEN STATEMENTS, REPRSENTATIONS OR INFORMATION PERTAINING TO THE PROPERTY FURNISHED BY ANY REAL ESTATE BROKER, AGENT, EMPLOYEE OR OTHER PERSON, UNLESS THE SAME ARE SPECIFICALLY SET FORTH OR REFERRED TO IN THIS AGREEMENT. PURCHASER, WITH PURCHASER'S COUNSEL, HAS FULLY REVIEWED THE DISCLAIMERS AND WAIVERS SET FORTH IN THIS AGREEMENT AND UNDERSTANDS THEIR SIGNIFICANCE AND AGREES THAT THE DISCLAIMERS AND OTHER AGREEMENTS SET FORTH HEREIN ARE AN INTEGRAL PART OF THIS AGREEMENT, AND THAT SELLER WOULD NOT HAVE AGREED TO SELL THE PROPERTY TO PURCHASER FOR THE PURCHASE PRICE WITHOUT THE DISCLAIMERS AND OTHER AGREEMENTS SET FORTH IN THIS AGREEMENT.

            (b) Notwithstanding anything to the contrary contained in this Agreement and without limiting the generality of the foregoing "As Is" provisions, Purchaser (i) acknowledges the current state of the following matters and (ii) acknowledges and agrees that Seller shall have no liability whatsoever in connection with such matters:

                  (1) The condition of the roof of the Building;

                  (2) The condition of the floor of the garage located in the Building;

                  (3) Any requirement under the GSA Lease to refurbish the premises demised thereunder;

                  (4) The pressurization condition of the stairwells in the Building; and

                  (5) The existence of sprinklers (or lack thereof) in the premises leased by Tae Rhin Chung and Chung Ok Chung.

            The parties agree that the limitation of liability contained herein shall survive the Closing.



                                  ARTICLE VII

                 REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

      Section 7.1 GENERAL.

      The Purchaser makes the following representations and warranties to the Seller for the purpose of inducing the Seller to execute and deliver this Agreement and to consummate the transactions contemplated by this Agreement:

            (a) ORGANIZATION. The Purchaser is an agency of the United States created by an act of the U.S. Congress.

            (b) AUTHORIZATION. Upon approval by the Board of Governors of the Federal Reserve System, which approval shall be confirmed in writing to the Seller prior to the expiration of the Due Diligence Period, the execution and delivery of this Agreement and the transactions contemplated hereby shall have been properly authorized on behalf of Purchaser.

            (c) NO CONFLICTING AGREEMENTS. The execution and delivery by the Purchaser of, and the performance and compliance by the Purchaser with the terms and provisions of, this Agreement do not violate any of the terms, conditions or provisions of (i) any judgment, order, injunction, decree, regulation or ruling of any court or other governmental authority to which the Purchaser is subject, or (ii) any agreement or contract to which the Purchaser is a party or to which it is subject.

      Section 7.2 SURVIVAL.

      All representations and warranties made by the Purchaser in SECTION 7.1 shall survive the Closing for one (1) year.

                                  ARTICLE VIII

                      ADDITIONAL OBLIGATIONS OF THE SELLER

      Section 8.1 POSSESSION.

      The Seller agrees to give full, complete and actual possession of the Real Property to the Purchaser on the Closing Date, subject only to the rights of Tenants under the Leases described in the Lease Schedule and permitted additions, renewals and replacements thereof. The Seller agrees to cooperate fully with the Purchaser to ensure that the transfer of possession on the Closing Date takes place with the least possible disruption in the normal operation of the Real Property.

      Section 8.2 OPERATING RECORDS.

      On the Closing Date, the Seller shall also turn over to Purchaser, or leave at the Real Property, all books, records, operating reports, files and other materials relating to the Property and necessary for complete continuity in the operation of the business, or copies thereof. The Purchaser shall permit the Seller to have access to such records and files at all reasonable times after the Closing Date.

      Section 8.3 AFFIRMATIVE COVENANTS.

      Between the Effective Date and the Closing Date, the Seller agrees that it will:

            (a) manage and operate the Real Property in the ordinary and usual manner, maintain in full force and effect until the Closing Date the insurance policies described in the Insurance Schedule, or renewals thereof for not more than one year, and use all reasonable efforts to preserve its relations with Tenants, suppliers and others having business dealings with it;

            (b) at its expense, maintain the Real Property in its present order and condition, and make all necessary repairs and replacements in order to deliver the Real Property on the Closing Date in substantially the same condition it is in on the Effective Date, reasonable wear and tear and Casualty excepted;

            (c) give prompt notice to the Purchaser in accordance with ARTICLE XII of any Casualty affecting the Property after the Effective Date;

            (d) deliver to the Purchaser, promptly after receipt by the Seller, copies of all notices of violation issued by Governmental Authorities with respect to the Real Property received by the Seller after the Effective Date and, at its sole cost and expense, subject to the Pre-Closing Failure Cap, remedy before the Closing Date all violations of Legal Requirements affecting or relating to the Real Property and any outstanding requirements of any company insuring the Real Property against Casualty;

            (e) perform, observe and comply with all material terms and provisions of all Leases to be performed, observed or complied with by the Seller as the landlord under such Leases;

            (f) deliver to the Purchaser copies of the current statements and reports referred to in SECTION 6.2(A) promptly after they become available;

            (g) notify the Purchaser in writing, promptly after the Seller acquires knowledge thereof, of any facts or events which would cause any of the Seller's representations and warranties to be untrue or incorrect;

            (h) maintain in full force and effect all Licenses listed on the License Schedule and timely apply for renewals of all Licenses which will expire before the Closing Date.


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

      Section 8.4 NEGATIVE COVENANTS.

      Between the Effective Date and the Closing Date, the Seller agrees that, without the Purchaser's written consent in each case, which consent may be given or withheld in Purchaser's sole and absolute discretion, it will not:

            (a) voluntarily grant, create, assume or permit to exist any Mortgage, lien, lease, encumbrance, easement, covenant, condition, right-of-way or restriction upon the Property other than the Permitted Exceptions or voluntarily take or permit any action adversely affecting the title to the Property as it exists on the Effective Date;

            (b) make any commitment or incur any liability to any labor union, through negotiations or otherwise;

            (c) except as otherwise provided in SECTION 8.8, alter or amend any of the Assignable Contracts or become a party to any amended or new Contract unless the amended or new Contract is terminable without payment or penalty by the then-owner of the Building upon not more than thirty (30) days' notice;

            (d) alter, amend, renew or extend any Lease in any respect;

            (e) except as required in any Lease or as otherwise provided in this Agreement, terminate any Lease, or accept a surrender of the leased premises thereunder, except for non-payment of rent or the breach of material nonmonetary obligations;

            (f) remove any Personal Property from the Building unless the same is replaced with similar items of equal or better quality before the Closing Date;

            (g) permit occupancy of, or enter into any new Lease for, space in the Building which is presently vacant or which becomes vacant between the Effective Date and the Closing Date;

            (h) agree to any request by a Tenant for permission to assign its Lease or sublet the leased premises thereunder without Purchaser's prior written consent, but if such Tenant's Lease requires that the landlord's consent to an assignment or subletting may not unreasonably be withheld, then Purchaser's consent shall be given or withheld subject to the provisions of the Tenant's Lease; or

            (i) enter into a contract for the sale of the Real Property to any other Person, whether or not such contract is contingent on the termination of this Agreement.

      Section 8.5 ESTOPPEL CERTIFICATES.

      The Seller agrees to request each Tenant (other than GSA) whose Lease is described on the Lease Schedule to sign a Tenant Estoppel Certificate, dated no earlier than thirty (30) days prior to the Scheduled Closing Date, that complies with SECTION 11.4. The Seller agrees to request that GSA sign a Lease Status Report, dated no earlier than forty-five
(45) days prior to the Scheduled Closing Date, for the GSA Lease.

      Section 8.6 EXPENSES.

      The Seller agrees to pay all expenses incurred by it in connection with the negotiation, execution and performance of this Agreement and the transactions contemplated hereby, including the fees and expenses of its legal counsel.

      Section 8.7 SALES COMMISSION.

      The Seller agrees to pay a commission to the Sales Agent equal to one percent (1%) of the Purchase Price at Closing pursuant to a separate agreement between Seller and the Sales Agent.

      Section 8.8 CANCELLATION OF CONTRACTS.

      The Seller shall cancel, as of the Closing Date, all Contracts designated for cancellation by the Purchaser in a written notice given to the Seller not less than forty (40) days before the Closing Date. Seller hereby agrees that the Parking Lease will be terminated on or before the Closing Date.

      Section 8.9 AVAILABILITY OF RECORDS.

      For a period of three years after the Closing Date, the Seller shall, upon the Purchaser's written request, make its books and records relating to the Property available to the Purchaser for inspection, copying and audit, at the Purchaser's sole cost and expense, by the Purchaser's designated accountants, and shall cooperate with the Purchaser in connection with any audit of the Seller's books and records necessary to comply with any applicable law.

      Section 8.10 TITLE AND SURVEY.

      Within five (5) Business Days after the Seller delivers a fully-signed counterpart of this Agreement to the Purchaser, the Seller shall deliver to Purchaser copies of all of the Seller's existing title documents and surveys for the Real Property.

      Section 8.11 REMOVAL OF SCULPTURE.

      On or prior to the Closing Date, Seller shall, at its sole risk and expense, and in accordance with all applicable Legal Requirements, remove the sculpture outside the Building and Seller shall promptly repair any damage to the Land resulting from such removal and replace, refill and regrade any holes made in, or excavation of, the Land in connection with such removal to Purchaser's reasonable satisfaction.

      Section 8.12 TENANT DELINQUENCIES.


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

      If any of the Tenants (other than GSA) is more than thirty (30) days late in the payment of any of the Minimum Rent or Additional Rent payable under its Lease, then Seller shall use its best efforts to terminate the Lease and evict the Tenant prior to Closing.

      Section 8.13 GSA LEASE; MASTER LEASE.

      If, on the Closing Date, the GSA is in material default under the GSA Lease, the Purchaser shall, notwithstanding such material default, proceed to Closing; PROVIDED, HOWEVER, that, if requested by Purchaser, Seller shall enter into a master lease for the GSA premises on substantially the same economic terms as those contained in the GSA Lease (the "MASTER LEASE"). Such Master Lease shall contain the following provisions:

            (a) At any time during the term of the Master Lease, Purchaser may elect to terminate the Master Lease, in which event Purchaser shall take the GSA premises subject to the GSA Lease and occupancy if the GSA Lease remains in effect, and subject to any sublease that has been entered into by Seller (and approved by Purchaser).

            (b) At any time during the term of the Master Lease, Purchaser may elect to terminate the Master Lease with respect to any portion of the former GSA premises that is then vacant (i.e., space that is no longer subject to the GSA Lease or any sublease).

            (c) At any time during the term of the Master Lease, Purchaser shall have a right of first refusal with respect to any proposed subleases to be entered into between Seller, as master lessor, and sublessees.

            (d) Seller shall not sublease any space in the Building to any institution over which Purchaser has regulatory supervision, or to any entity which Purchaser considers to be a security risk, in Purchaser's sole and absolute discretion.

      Seller hereby agrees to indemnify Purchaser in connection with all debts, liabilities and obligations arising out of the GSA Lease occurring prior to Closing in accordance with the provisions of ARTICLE XVI. Seller's obligations under this Section shall survive the Closing, subject to the provisions of
ARTICLE XVI.

                                   ARTICLE IX

                     ADDITIONAL OBLIGATIONS OF THE PURCHASER

      Section 9.1 EXPENSES.

      The Purchaser agrees to pay all expenses incurred by it in connection with the negotiation, execution and performance of this Agreement and the transactions contemplated hereby, including the fees and expenses of its legal counsel.

                                   ARTICLE X

                CONDITIONS PRECEDENT TO THE SELLER'S OBLIGATIONS

      The obligations of the Seller to sell the Property to the Purchaser and to perform the other covenants and obligations to be performed by it on the Closing Date shall be subject to the following conditions (all or any of which may be waived in writing, in whole or in part, by the Seller):

      Section 10.1 PURCHASER'S REPRESENTATIONS AND WARRANTIES TRUE.

      The representations and warranties made by the Purchaser in ARTICLE VII shall be true and correct in all material respects on and as of the Closing Date with the same force and effect as though such representations and warranties had been made on and as of such date. The certificate delivered by the Purchaser to the Seller pursuant to SECTION 13.3(D) shall not disclose that any of the Purchaser's representations and warranties in ARTICLE VII is untrue or incorrect in any material respect as of the date of such certificate. The Seller and the Escrow Agent shall have received the evidence of approval of this Agreement and the transactions contemplated hereby by the Board of Governors of the Federal Reserve System.

      Section 10.2 PURCHASER'S PERFORMANCE.

      The Purchaser shall have performed all obligations required by this Agreement to be performed by it on or before the Closing Date, subject to the notice and cure periods set forth in SECTION 15.1.

                                   ARTICLE XI

               CONDITIONS PRECEDENT TO THE PURCHASER'S OBLIGATIONS

      The obligations of the Purchaser to purchase the Property from the Seller and to perform the other covenants and obligations to be performed by it on the Closing Date shall be subject to the following conditions (all or any of which may be waived in writing, in whole or in part, by the Purchaser):

      Section 11.1 SELLER'S REPRESENTATIONS AND WARRANTIES TRUE.

      The representations and warranties made by the Seller in ARTICLE VI shall be true and correct in all material respects on and as of the Closing Date with the same force and effect as if such representations had been made on and as of such date. The certificate delivered by the Seller to the Purchaser pursuant to
SECTION 13.2(G) shall not disclose that any of the Seller's representations and warranties in ARTICLE VI is untrue or incorrect in any material respect as of the date of such certificate.

      Section 11.2 SELLER'S PERFORMANCE.


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

      The Seller shall have performed all covenants and obligations required by this Agreement to be performed by it on or before the Closing Date, subject to the notice and cure periods set forth in SECTION 15.1.

      Section 11.3 TITLE TO REAL PROPERTY.

      On the Closing Date, other than the Permitted Exceptions, the Seller's title to the Real Property shall be marketable, good of record and in fact, free and clear of all Mortgages, liens, encumbrances, easements, Leases, conditions and other matters affecting title, recorded or unrecorded.

      Section 11.4 TENANT ESTOPPEL CERTIFICATES.

      The Seller shall use its best efforts to obtain a Tenant Estoppel Certificate from each Tenant (other than the Purchaser and GSA). If , notwithstanding Seller's best efforts, Seller is unable to obtain a Tenant Estoppel Certificate from each Tenant (other than the Purchaser and GSA), then Seller shall provide a Landlord Estoppel Certificate to Purchaser and Seller shall indemnify Purchaser with respect to such Landlord Estoppel Certificates in accordance with the provisions of SECTION 16.1(a). Each Tenant Estoppel Certificate shall be addressed to the Purchaser, shall be dated not more than thirty (30) days before the Closing Date, and shall conform in all material respects to the Seller's representation and warranty in SECTION 6.3(A) with respect to such Tenant and if any such Tenant Estoppel Certificate fails to so conform to the Seller's representation and warranty in SECTION 6.3(A), then Seller shall use its best efforts to cure the cause of the discrepancy, subject to the Pre-Closing Failure Cap. No Tenant Estoppel Certificate for any Tenant shall disclose the existence of any material amendment, modification or other document affecting the Tenant's Lease that was not identified in the Lease Schedule or otherwise disclosed to the Purchaser in writing on or before the Effective Date. For this purpose, an amendment, modification or other document affecting a Tenant's Lease shall be deemed to be material if it (i) reduces the Tenant's rent, grants rent or other concessions or obliges the landlord to pay money or make improvements, (ii) shortens or extends the term of the Lease,
(iii) gives the Tenant a right to terminate or extend the Lease, or (iv) limits the landlord's rights to occupy or lease other space in the Real Property. The Purchaser shall have received from GSA a Lease Status Report for the GSA Lease described in the Lease Schedule. The Lease Status Report shall be addressed to the Purchaser, shall be dated not more than forty-five (45) days before the Closing Date, and shall confirm the Seller's representations and warranties in
SECTION 6.3(a) with respect to the GSA Lease.

      Section 11.5 ZONING.

      On the Closing Date, (i) the Real Property shall be zoned under the applicable zoning regulation of the District of Columbia Office of Zoning to permit all purposes for which the Real Property is being used at the expiration of the Due Diligence Period, (ii) all improvements constituting a part of the Real Property shall comply in all material respects with all laws, ordinances, rules and regulations of all applicable Governmental Authorities, and (iii) the continued maintenance, operation and use of the Real Property shall not violate any zoning, building or other similar law, ordinance, order or regulation. With respect to clauses (i), (ii) and

(iii) above, Seller shall use its best efforts to cure all violations, subject to the Pre-Closing Failure Cap.

      Section 11.6 NO LITIGATION.

      On the Closing Date, no action or proceeding applicable to the Property shall have been instituted or threatened in writing before any court to restrain or prohibit, or to obtain substantial damages in respect of, or which is related to or arises out of, this Agreement or the consummation of the transactions contemplated herein.

      Section 11.7 CONDEMNATION.

      On the Closing Date, subject to the provisions of SECTION 12.4, no part of the Building and no part of the Real Property which adversely affects or impacts the occupancy of or access to the Building, shall be about to be acquired, or shall previously have been acquired, by authority of any governmental agency in the exercise of its power of eminent domain or by private purchase in lieu thereof, nor on the Closing Date shall there be any threat or imminence of any such acquisition or purchase.

      Section 11.8 GSA LEASE.

      On the Closing Date, if GSA is in material default under the GSA Lease and Purchaser shall have requested that Seller enter into the Master Lease pursuant to Section 8.13, then Seller shall have entered into the Master Lease in accordance with the provisions of SECTION 8.13.

      Section 11.9 EMPLOYEES.

      As of the Closing Date, Seller shall have terminated or transferred within Seller's organization (but not at the Real Property) all of the employees of Seller, including but not limited to Seller's managing agent, engaged in the management, operation, maintenance and repair of the Real Property.

                                  ARTICLE XII

                         DAMAGE BY CASUALTY/CONDEMNATION

      Section 12.1 ABSENCE OF MAJOR UNREPAIRED DAMAGE.

      At the time of Closing, and as a condition precedent to the obligation of the Purchaser to purchase the Property pursuant to this Agreement, there shall be no unrepaired damage by Casualty to any portion of the Real Property.

      Section 12.2 EFFECT OF UNREPAIRED DAMAGE.

            (a) If any portion of the Property is damaged by Casualty after the Effective Date, the cost to repair such damage exceeds Two Hundred Fifty Thousand Dollars ($250,000) and the damage is not repaired and restored substantially to its original condition before the

Closing, or the Tenant under the GSA Lease has the right, which it has not waived in writing, to terminate the GSA Lease by reason of such Casualty, the Purchaser may, at its sole option: (i) postpone the Closing until such times as the Seller shall have fully repaired all such damage; (ii) subject to the next sentence, terminate this Agreement, in which case the Escrow Agent shall return the Fund to the Purchaser and no party shall have any further liability or obligation to any other party under this Agreement, except as otherwise expressly provided in this Agreement; or (iii) elect to proceed with the Closing, in which case the Seller's obligations shall be as specified in SECTION 12.2(b). If Purchaser elects to terminate this Agreement pursuant to the preceding sentence, prior to the effective date of such termination, Seller may elect to adjourn the Closing to repair and restore the Property to its original condition, subject to the reduction of the Purchase Price set forth in SECTION 3.1; PROVIDED, HOWEVER, that in no event shall the Seller be permitted to adjourn the Closing beyond the Outside Closing Date. If a Casualty to any part of the Property has occurred and Purchaser is required or elects to complete the purchase of the Property, the Seller shall cooperate with the Purchaser in prosecuting all insurance claims assigned to the Purchaser at Closing.

            (b) If Purchaser elects not to terminate this Agreement pursuant to
SECTION 12.2(a) or if the cost to repair such damage is less than Two Hundred Fifty Thousand Dollars ($250,000) then Purchaser shall elect one of the following: (i) Purchaser shall require that Seller commence and diligently pursue the repair and restoration of the Property to its original condition until the Closing and if such repair and restoration cannot be completed with due diligence prior to Closing, then, at Closing, Seller shall assign to the Purchaser all insurance claims and proceeds (other than claims and proceeds for rent loss insurance payable with respect to periods prior to the Closing Date) with respect to such damage and shall pay or credit to the Purchaser the amount of any deductible or uninsured loss with respect to such Casualty which has not been repaired or restored; (ii) Purchaser shall require that, at Closing, Seller assign to the Purchaser all insurance claims and proceeds (other than claims and proceeds for rent loss insurance payable with respect to periods prior to the Closing Date) with respect to such damage and shall pay or credit to the Purchaser the amount of any deductible or uninsured loss with respect to such Casualty without Seller repairing or restoring the Property prior to Closing;
(iii) Purchaser shall require that Seller commence and diligently pursue the repair and restoration of the Property to its original condition until the Closing and if such repair and restoration cannot be completed with due diligence prior to Closing, then Purchaser may require that Seller continue with due diligence to repair and restore the Property and the Closing shall be automatically adjourned during such period without any reduction of the Purchase Price; PROVIDED, HOWEVER, that in no event shall the Closing be adjourned beyond the Outside Closing Date; PROVIDED, FURTHER, that if the repair and restoration of the Property to its original condition cannot be completed with due diligence prior to the Outside Closing Date then, at Closing, Seller shall assign to the Purchaser all insurance claims and proceeds (other than claims and proceeds for rent loss insurance payable with respect to periods prior to the Closing Date) with respect to such damage and shall pay or credit to the Purchaser the amount of any deductible or uninsured loss with respect to such Casualty which has not been repaired or restored. In no event shall Seller be permitted to settle any insurance claims pursuant to this SECTION 12.2 without the prior written consent of Purchaser, which may be given or withheld in Purchaser's sole and absolute discretion.

      Section 12.3 ESTIMATE OF COSTS.

      For purposes of this ARTICLE XII, a general contractor selected by the Seller and approved in writing by the Purchaser shall determine the estimated cost to repair damage caused by Casualty.

      Section 12.4 CONDEMNATION.

      If, prior to the Closing Date, all or any portion of the Building, or all or any portion of the Real Property which adversely affects or impacts the occupancy of the Building or access to the Building is taken by eminent domain or condemnation (or is the subject of a pending taking which has not been consummated), Seller shall notify Purchaser of such fact and the Purchaser shall have the option to terminate this Agreement upon notice to the Seller given not later than ten (10) days after receipt of the Seller's notice. If this Agreement is so terminated, then neither party shall have any further rights, obligations or liabilities hereunder except for obligations which specifically survive the termination of this Agreement and except that the Escrow Agent shall promptly return the Fund to the Purchaser. If Purchaser does not elect to terminate this Agreement or if the taking or condemnation is such that Purchaser would not have the right to terminate this Agreement, then the Purchase Price shall not be reduced, but at Closing Seller shall assign and turn over, and Purchaser shall be entitled to receive and keep, all awards or other proceeds for such taking by eminent domain or condemnation. In no event shall Seller settle any pending taking without the prior written consent of Purchaser, which may be given or withheld in Purchaser's sole and absolute discretion.

                                  ARTICLE XIII

                                     CLOSING

      Section 13.1 CLOSING DATE AND ESCROW.

      The closing of the purchase and sale of the Property (the "CLOSING") shall take place on a business day (the "CLOSING DATE") on or before September 28, 2001 (the "SCHEDULED CLOSING DATE"); PROVIDED, HOWEVER, if Seller effectively exercises its Extension Option (as hereinafter defined), the Closing shall take place on a business day after September 28, 2001 but on or before November 15, 2001 ("EXTENDED CLOSING DATE") selected by Seller. The Closing shall take place at the offices of Arter & Hadden LLP, 1801 K Street, N.W., Suite 400K, Washington, D.C. 20006, or such other place as is mutually agreed upon by the parties hereto. Seller may extend the Scheduled Closing Date or Extended Closing Date, as applicable, one or more times for up to forty-eight (48) days in the aggregate (collectively, the "EXTENSION OPTION"). In order to exercise such extension right, Seller shall deliver to Purchaser written notice (each an "EXTENSION NOTICE") of such extension no later than five (5) Business Days prior to the Scheduled Closing Date or Extended Closing Date, as applicable. Upon the giving of the Extension Notice to Purchaser, the Closing Date shall be extended to the Extended Closing Date set forth in the Extension Notice, subject to the reduction of the Purchase Price set forth in SECTION 3.1. On or before 11:00 a.m., local time, on the Closing Date, the Purchaser shall cause to be deposited with the Escrow Agent immediately available funds in an amount equal to the sum of the Purchase Price and the costs, expenses, prorations and adjustments payable by the Purchaser under this Agreement, reduced by (x) the amount of the Fund, and (y) the amount of the prorations and adjustments for which the Purchaser receives credit on the Closing Statement. If (x) the Seller and the Purchaser have each notified the Escrow Agent that the conditions in ARTICLE X (in the case of the Seller) and the conditions in ARTICLE XI and ARTICLE XII (in the case of the Purchaser) have been satisfied or waived (other than the respective covenants and obligations of the Seller and the Purchaser to be performed pursuant to this ARTICLE XIII), (y) the Escrow Agent has received the funds from the Purchaser in accordance with the preceding sentence, the Escrow Agent has received the documents and instruments to be delivered by the Seller pursuant to SECTION 13.2, and the Escrow Agent has received documents and instruments to be delivered by the Purchaser pursuant to SECTION 13.3, then the Escrow Agent shall promptly (in the following order) not later than 3:00 p.m., local time, on the Closing Date, (i) record the Deed among the Land Records,
(ii) disburse to the Seller an amount equal to the Purchase Price (including as a part of the Purchase Price the Fund), reduced by the costs, expenses, prorations and adjustments payable by the Seller under this Agreement, including but not limited to the commission of the Sales Agent pursuant to SECTION 8.7, and increased by the amount of the prorations and adjustments for which the Seller receives credit on the Closing Statement, (iii) deliver to the Purchaser the documents and instruments referred to in SECTION 13.2 and all other documents and instruments received by it which, in accordance with the terms of this Agreement, are to be delivered by the Seller to the Purchaser at the Closing, (iv) deliver to the Seller the documents and instruments referred to in
SECTION 13.3 and all other documents and instruments received by it which, in accordance with the terms of this Agreement, are to be delivered by the Purchaser to the Seller at the Closing, and (v) make the other disbursements and deliveries required by the Closing Statement. If (i) any of the conditions set forth in ARTICLE XI and ARTICLE XII have not been satisfied by Seller, or (ii) Seller is in breach of any representation, warranty or covenant of Seller contained in this Agreement, then Purchaser's and Seller's rights, liabilities and obligations shall be as specified in SECTIONS 6.6 THROUGH 6.11, as applicable.

      Section 13.2 SELLER'S DELIVERIES.

      At the Closing, the Seller shall deliver to the Purchaser the following:

            (a) the Deed, signed by the Seller in recordable form;

            (b) the Bill of Sale, signed by the Seller;

            (c) the Lease and Contract Assignment, signed by Seller;

            (d) the General Assignment, signed by Seller;

            (e) letters signed by the Seller addressed to all Tenants under Leases (other than the Purchaser's Lease and the GSA Lease) in a form approved by the Purchaser notifying such Tenants of the transfer of ownership of the Real Property and directing the Tenants to pay rent that becomes payable after the Closing Date or rent that is unpaid on the Closing Date, or both, to the Purchaser or at its direction; a letter in the form of EXHIBIT G signed by the Seller, advising the Tenants of the change in ownership of the Real Property;

            (f) a certification as to the Seller's non-foreign status which complies with the provisions of Section 1445(b)(2) of the Internal Revenue Code of 1986, as amended, any temporary or final regulations promulgated thereunder, and any revenue procedures or other officially published announcements of the Internal Revenue Service or the U.S. Department of the Treasury in connection therewith;

            (g) a certificate executed by the Seller, dated as of the Closing Date, pursuant to which the Seller shall have certified to the Purchaser that all of Seller's representations and warranties in ARTICLE VI are true and correct in all material respects as of the date of such certificate as if such representations and warranties were made on and as of the date of such certificate or, if and to the extent any of such representations and warranties is not so true and correct, shall identify with reasonable particularity the nature and extent to which any such representation or warranty is not so true and correct;

            (h) an Owner's Affidavit signed by the Seller, addressed to the title insurance company designated by the Purchaser, with respect to the absence of claims which would give rise to mechanics' liens, the absence of parties in possession of the Real Property other than Tenants under the Leases (and other than subtenants of Tenants) and the absence of unrecorded easements granted by the Seller, in the form required by the title insurance company to eliminate the exceptions for those matters from the Purchaser's title insurance policy;

            (i) affidavits and other instruments, including all organizational documents of the Seller, and good standing certificates reasonably requested by the Purchaser and its title insurance company, evidencing the power and authority of the Seller to enter into this Agreement and to consummate the transactions contemplated by this Agreement;

            (j) the Closing Statement referred to in SECTION 14.1;

            (k) an original executed counterpart of each Lease and Assignable Contract then in effect;

            (l) all keys and Kastle security system keys and access codes and cards to the Real Property and the Personal Property, if any, which are in Seller's possession;

            (m) all certificate(s) of occupancy, if any, for the Building which are in Seller's possession;

            (n) a schedule updating the Lease Schedule and setting forth all past due and uncollected Rent owed by Tenants, all prepayments of Rent and all Security Deposits (including letters of credit), if any, held by the Seller, its managing agent or any other Person under all Leases;

            (o) all Plans in the Seller's possession;

            (p) the instruments or other documents required to cure exceptions to title which the Seller has agreed to cure pursuant to SECTION 5.4(b);

            (q) internal unaudited income and expense statements for the months of July and August, 2001 and, to the extent available, any subsequent months prior to the Closing;

            (r) an original executed counterpart of Purchaser's index of all Delivered Property Documents and Additional Property Documents;

            (s) all other documents, instruments, agreements and certificates required by this Agreement to be signed by the Seller or delivered to the Purchaser at the Closing; and

            (t) all required transfer and other tax declarations and returns duly executed and acknowledged by the Seller.

      Section 13.3 PURCHASER'S DELIVERIES.

      At the Closing, the Purchaser shall deliver to the Seller the following:

            (a) the cash portion of the Purchase Price payable at the Closing pursuant to SECTION 3.1, subject to apportionments, credits and adjustments as provided in this Agreement.

            (b) the Lease and Contract Assignment, signed by the Purchaser;

            (c) the Closing Statement referred to in SECTION 14.1.

            (d) a certificate executed by the Purchaser, dated as of the Closing Date, pursuant to which the Purchaser shall have certified to the Seller that all of Purchaser's representations and warranties in ARTICLE VII are true and correct in all material respects as of the date of such certificate as if such representations and warranties were made on and as of the date of such certificate or, if and to the extent any of such representations and warranties is not so true and correct, shall identify with reasonable particularity the nature and extent to which any such representation or warranty is not so true and correct;

            (e) all other documents, instruments, agreements and certificates required by this Agreement to be signed by the Purchaser or delivered to the Seller at the Closing; and

            (f) all required transfer and other tax declarations and returns duly executed and acknowledged by the Purchaser.

      Section 13.4 NOVATION AGREEMENT.

      At the Closing, the Seller and the Purchaser shall each sign triplicate counterparts of a Novation Agreement for the GSA Lease in the form attached as
EXHIBIT I hereto (the "NOVATION AGREEMENT"). The Purchaser shall receive the signed counterparts at the Closing and deliver them to the GSA Contracting Officer(s) promptly after the Closing, with instructions to return one fully-signed counterpart to the Seller and a second to the Purchaser.

      Section 13.5 DELIVERY IN ESCROW.


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      The delivery to the Escrow Agent of the Purchase Price, the executed Deed and Bill of Sale and all other documents and instruments required to be delivered by either party to the other by the terms of this Agreement shall be deemed to be a good and sufficient tender of performance of the terms hereof.

                                  ARTICLE XIV

                       CLOSING ADJUSTMENTS AND PRORATIONS

      Section 14.1 GENERAL.

      All rentals, revenues and other income generated by the Real Property and all utilities, Real Estate Taxes, maintenance charges and other operating expenses incurred in connection with the ownership, management and operation of the Real Property shall be paid or shall be prorated between the Seller and the Purchaser in accordance with the provisions of this Article. For purposes of the prorations and adjustments to be made pursuant to this Article, the Seller shall be deemed to own the Real Property and therefore be entitled to any revenues and be responsible for any expenses up until midnight of the day preceding the Closing Date. Any apportionments and prorations which are not expressly provided for in this Article shall be made in accordance with the customary practice in Washington D.C. The Escrow Agent shall prepare a schedule of adjustments (the "CLOSING STATEMENT") before the Proration Date. Any net adjustment in favor of the Purchaser shall be credited against the Purchase Price at the Closing. Any net adjustment in favor of the Seller shall be paid in cash or cash equivalent at the Closing by the Purchaser to the Seller. A copy of the Closing Statement agreed upon by the Seller and the Purchaser shall be executed by the Seller and the Purchaser and delivered to the Escrow Agent at the Closing. The prorations required by this Article shall be subject to post-Closing adjustments as necessary to reflect later relevant information not available at the Closing and to correct any errors made at the Closing with respect to such prorations. Except as otherwise provided in this ARTICLE XIV, such prorations shall be deemed final and not subject to further post-Closing adjustments if no such adjustments have been requested by the Purchaser or the Seller within a period of one (1) year after the Closing. All obligations of the Seller and the Purchaser under this ARTICLE XIV shall survive the Closing.

      Section 14.2 RENT.

      Rent shall be prorated at the Closing in accordance with the following provisions:

            (a) MINIMUM RENT. Subject to SECTION 14.2(B) (relating to Delinquent
Rent), Minimum Rent shall be prorated between the Seller and the Purchaser as of the Proration Date on an accrual basis based on the actual number of days in the month during which the Proration Date occurs. The Seller shall be entitled to all Minimum Rent which accrues before the Proration Date and the Purchaser shall be entitled to all Minimum Rent which accrues on and after the Proration Date.

            (b) DELINQUENT RENT. Delinquent Rent shall be prorated between the Seller and the Purchaser as of the Proration Date but not until it is actually collected by the Purchaser


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after the Closing. The Purchaser shall pay to the Seller all Delinquent Rent collected by the Purchaser after the Closing which is attributable to the period before the Proration Date, net of the costs of collection (including reasonable attorneys' fees and costs). The Seller's share of Delinquent Rent actually collected by the Purchaser during each month shall be paid to the Seller by the fifteenth day of the following month. As a part of the Final Closing Adjustment, any Delinquent Rent which has not as yet been paid shall be assigned to the Seller, but after the Closing and continuing through and after the Final Closing Adjustment, without the express written consent of the Purchaser, the Seller shall not take any action against a Tenant owing Delinquent Rent which would affect such Tenant's right to occupy the premises leased under its Lease. Delinquent Rent collected by the Purchaser after the Closing, net of the costs of collection (including reasonable attorneys' fees and costs), shall be applied in the following order of priority:

                  (1) first, in the case of Delinquent Rent which is less than 31 days overdue as of the Proration Date, against the Tenant's Rent obligations in the chronological order in which they accrue; and

                  (2) second, in the case of Delinquent Rent which is more than 30 days overdue as of the Proration Date, against the Tenant's Rent obligations in the inverse chronological order in which they accrue.

            (c) RENT PAYABLE UNDER THE GSA LEASE. The Seller and the Purchaser recognize that Minimum Rent is payable under the GSA Lease in arrears. If (i) GSA does not prorate the Minimum Rent payable under the GSA Lease for the month in which the Closing Date occurs, and (ii) after the Closing Date, GSA pays to the Seller or Purchaser the entire Minimum Rent payable under the GSA Lease for the month in which the Closing Date occurs, the Seller or Purchaser shall, within five (5) Business Days after receipt, pay to the other party its prorated share of such Minimum Rent for such month.

            (d) OTHER RENT ADJUSTMENTS. All Rent payable by each Tenant whose Lease was terminated before the Proration Date shall belong entirely to the Seller; and the Purchaser shall pay to the Seller, on or before the fifteenth day of each month, all payments received by the Purchaser from the Tenant on account of such Rent during the immediately preceding month. All Rent payable by each Tenant whose Lease commences on or after the Proration Date shall belong entirely to the Purchaser.

      Section 14.3 TAXES AND ASSESSMENTS.

            (a) PRORATION OF TAXES AT CLOSING. All non-delinquent Real Estate Taxes assessed against the Real Property and all non-delinquent personal property taxes assessed against the Personal Property ("PERSONAL PROPERTY TAXES") shall be prorated between the Seller and the Purchaser on an accrual basis, based upon the actual current tax bill. If the most recent tax bill received by the Seller before the Proration Date is not the actual current tax bill, then the Seller and the Purchaser shall initially prorate the Real Estate Taxes at the Closing by applying 100% of the tax rate for the period covered by the most current available tax bill to the latest assessed valuation, and shall reprorate the Real Estate Taxes retroactively at the Final Closing


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Adjustment so long as the actual current tax bill is then available. All Real
Estate Taxes and Personal Property Taxes accruing before the Proration Date shall be the obligation of the Seller. Purchaser is exempt from all Real Estate Taxes and Personal Property Taxes. In no event shall Seller have any obligation for Real Estate Taxes and Personal Property Taxes accruing on and after the Proration Date. Any delinquent Real Estate Taxes assessed against the Real Property shall be paid (together with any interest and penalties) by the Seller at the Closing from the Purchase Price.

            (b) POST-CLOSING SUPPLEMENTAL TAXES. If, after the Proration Date, any additional or supplemental Real Estate Taxes are assessed against the Real Property by reason of back assessments, corrections of previous tax bills or other events occurring before the Proration Date, the Seller and the Purchaser shall reprorate the Real Estate Taxes at the Final Closing Adjustment to provide the appropriate credit to the Purchaser.

            (c) POST-CLOSING REFUNDS OF TAXES. Any refunds of Real Estate Taxes made after the Closing shall be held in trust by the Purchaser (and, if received by the Seller, shall be delivered immediately to the Purchaser to be held in trust in accordance with this Section) and shall first be applied to the unreimbursed costs incurred in obtaining the refund, then paid to any Tenants who are entitled to the same and the balance, if any, shall be paid to the Seller (for the period prior to the Closing Date) and to the Purchaser (for the period commencing on and after the Closing Date).

            (d) PENDING TAX PROCEEDINGS. Any proceeding to determine the assessed value of the Real Property or the Real Estate Taxes payable with respect to the Real Property which has been commenced before the Effective Date and shall be continuing as of the Closing Date shall be solely Seller's responsibility.

      Section 14.4 OPERATING EXPENSES.

      All Operating Expenses shall be prorated between the Seller and the Purchaser as of the Proration Date on an accrual basis, based on the actual number of days in the month during which the Proration Date occurs. The Seller shall be responsible for all Operating Expenses attributable to the period before the Proration Date and the Purchaser shall be responsible for all Operating Expenses attributable to the period on and after the Proration Date. To the extent commercially reasonable and practicable, the Seller and the Purchaser shall obtain billings and meter readings as of the Business Day preceding the Proration Date to aid in the proration of charges for gas, electricity and other utility services which are not the direct responsibility of Tenants. If billings or meter readings as of the Business Day preceding the Proration Date are obtained, adjustments of any costs, expenses, charges or fees shown thereon shall be made in accordance with such billings or meter readings. If billings or meter readings as of the Business Day preceding the Proration Date are not available for any utility service, the charges therefor shall be adjusted at the Closing on the basis of the per diem charges for the most recent prior period for which bills were issued and shall be further adjusted at the Final Closing Adjustment on the basis of the actual bills for the current period. In addition to the prorations between the Seller and Purchaser for Operating Expenses as set forth in this Section, Tenant's Expense Increase Share (as defined in


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Purchaser's Lease) for the Adjustment Year (as defined in Purchaser's Lease) in which the Closing occurs shall be reconciled in accordance with the terms of the Purchaser's Lease as if the Proration Date were the date of expiration of the term of Purchaser's Lease. If Seller pays any amounts for the Calendar Year of Proration for which Purchaser has paid Tenant's Expense Increase Share and any portion of such amount is refunded to Seller then Purchaser shall be entitled to a refund of Tenant's Expense Increase Share in an amount equal to Purchaser's share of such refund (net of expenses incurred to obtain the refund).

      Section 14.5 SELLER'S CREDIT FOR PREPAID EXPENSES.

      At the Closing, the Seller shall receive credit from the Purchaser for all Operating Expenses, Real Estate Taxes, Personal Property Taxes and other items of cost or expense being prorated under this Article which, as of the Closing Date, have been prepaid by the Seller for a period on and after the Proration Date.

      Section 14.6 PURCHASER'S CREDIT FOR UNPAID EXPENSES.

      At the Closing, the Purchaser shall receive credit from the Seller for all Operating Expenses, Real Estate Taxes, Personal Property Taxes and other items of cost or expense being prorated under this Article which are accrued, but unpaid, as of the Closing Date, but only to the extent such accrued, unpaid items relate to a period before the Closing Date. On and after the Closing Date, the Purchaser shall pay all amounts for which the Purchaser receives credit under this Section.

      Section 14.7 SECURITY DEPOSITS, OTHER TENANT CREDITS AND PURCHASER'S CREDIT FOR LATE FEE.

      The Purchaser shall be credited with and the Seller shall be charged with an amount equal to the sum of (i) all Security Deposits (other than Security Deposits in the form of letters of credit) being held by the Seller, the Seller's managing agent or any other Person under the Leases, and (ii) the amount of any other credits due to Tenants as of the Closing Date in accordance with the terms of the Leases. The Seller shall be entitled to retain all Security Deposits or other such credits due Tenants for which the Purchaser receives credit and the Seller is charged pursuant to this Section or SECTION
14.6. The Purchaser shall be credited with and the Seller shall be charged with an amount equal to Twenty Thousand Two Hundred Twenty-Five and 67/100 Dollars ($20,225.67) to reimburse Purchaser for a late fee assessed against and paid by Purchaser to Seller pursuant to Purchaser's Lease.

      Section 14.8 UTILITY DEPOSITS.

      The Seller shall be entitled to retain all Utility Deposits. If any of the Utility Deposits is not refundable to the Seller without replacement by the Purchaser, the Purchaser shall either: (i) deliver the requisite replacement Utility Deposit to the utility company on or before the Closing Date, or (ii) pay to the Seller at the Closing the amount of such Utility Deposit, against a good and sufficient transfer by the Seller to the Purchaser of all interest of the Seller in the Utility Deposit.

      Section 14.9 COLLECTION OF DELINQUENT RENT.


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      The Purchaser shall have the right after the Closing to collect Delinquent
Rent relating to the period before the Proration Date, but shall not be obligated to do so.

      Section 14.10 REQUIRED STATEMENTS AND REPORTS.

      In addition to the statements to be delivered to Purchaser pursuant to and in accordance with the Purchaser's Lease, as soon as reasonably practical after the Closing Date, the Seller shall furnish to the Purchaser a statement, certified to be true and correct by the Seller, setting forth all Operating Expenses incurred by the Seller during the period beginning on the first day of the calendar year in which the Proration Date occurs (the "CALENDAR YEAR OF PRORATION") and ending on the day before the Proration Date and all reimbursements (if any) received by the Seller, as landlord, under the Leases for each Tenant's share of Reimbursable Expenses for the Calendar Year of Proration.

      Section 14.11 FINAL CLOSING ADJUSTMENT.

      No later than one (1) year after the Closing, the Seller and the Purchaser shall make a final adjustment to the prorations made pursuant to this Article (the "FINAL CLOSING ADJUSTMENT"). The Final Closing Adjustment shall be made in the following manner:

            (a) GENERAL. All adjustments or prorations which could not be determined at the Closing because of the lack of actual statements, bills or invoice for the current period, the year-end adjustment of Additional Rent or any other reason shall be made as a part of the Final Closing Adjustment. Any net adjustment in favor of the Purchaser shall be paid in cash or cash equivalent by the Seller to the Purchaser no later than twenty (20) days after the Final Closing Adjustment. Any net adjustment in favor of the Seller shall be paid in cash or cash equivalent by the Purchaser to the Seller no later than twenty (20) days after the Final Closing Adjustment.

            (b) NO FURTHER ADJUSTMENTS. Except for: (i) additional or supplemental Real Estate Taxes, real estate tax credits or rebates, or other adjustments to Real Estate Taxes due to back assessments, corrections to previous tax bills or real estate tax appeals or contests, and (ii) any item of Additional Rent which may be contested by a Tenant, the Final Closing Adjustment shall be conclusive and binding upon the Seller and the Purchaser and the Seller and the Purchaser hereby waive any right to contest after the Final Closing Adjustment any prorations, apportionments or adjustments to be made pursuant to this Section.

      Section 14.12 CLOSING COSTS AND TRANSFER TAXES.

      At the Closing, Seller shall pay all of the transfer taxes (the "TRANSFER TAXES") imposed pursuant to the Laws of the District of Columbia in respect of the transactions contemplated by this Agreement and shall cause to be prepared any return (the "TRANSFER TAX RETURN") required thereby, which shall be duly executed by Seller and Purchaser. Seller shall also pay the fees of Seller's attorneys. Purchaser is exempt from the recordation tax imposed pursuant to the Laws of the District of Columbia pursuant to D.C. Code Ann. ss.45-922(2) (1981 & Supp. 2000). Purchaser shall pay the fees of Purchaser's attorneys and the costs of Purchaser's physical inspections, due diligence, survey costs and title insurance premiums, if any. Purchaser and Seller shall each pay one-half of all other fees, escrow costs and costs of closing.


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      Section 14.13 INCOME TAXES.

      Notwithstanding any other provision of this Agreement to the contrary, all federal, state or local income or gross receipts taxes payable with respect to the Seller or the Property, if any, accruing before the Proration Date, or any such income or gross receipts tax assessed with respect to the transaction described in this Agreement, if any, shall be the obligation of and for the account of the Seller, and the Purchaser shall have no obligation or liability whatsoever with respect thereto.

      Section 14.14 LEASING COMMISSIONS.

      If any brokerage or leasing commission, fee or other compensation is due and payable (or will, with the passage of time or occurrence of any event or both, be due and payable), with respect to any Lease properly entered into by Seller pursuant to the terms of this Agreement following the Effective Date, then such brokerage or leasing commission, fee or other compensation shall be prorated between the Seller and the Purchaser as of the Proration Date on an accrual basis, based on the actual number of days in the month during which the Proration Date occurs. The Seller shall be responsible for all brokerage or leasing commission, fee or other compensation attributable to the period before the Proration Date and the Purchaser shall be responsible for all brokerage or leasing commission, fee or other compensation attributable to the period on and after the Proration Date.

                                   ARTICLE XV

                                   TERMINATION

      Section 15.1 REASONS FOR TERMINATION.

      This Agreement may be terminated upon written notice given to the Escrow Agent and the other party by:

            (a) the Purchaser at the Closing, if any one of the conditions set forth in ARTICLE XI or ARTICLE XII is not satisfied in all material respects on the Closing Date, PROVIDED HOWEVER, that Purchaser shall not terminate this Agreement unless Seller fails to satisfy the condition in accordance with the provisions of SECTIONS 6.6 THROUGH 6.11, as applicable; or

            (b) the Seller at the Closing, if any one of the conditions set forth in ARTICLE X is not satisfied in all material respects on the Closing Date; PROVIDED HOWEVER, that Seller shall not terminate this Agreement unless Purchaser fails to satisfy any one of the conditions in accordance with the cure rights set forth in the next two sentences. In the case of any condition which can be satisfied solely by the payment of a sum of money, Purchaser shall satisfy such condition within ten (10) days after written notice from Seller to Purchaser. In the case of any condition which cannot be satisfied solely by the payment of a sum of money, Purchaser shall satisfy such condition within thirty
(30) days after written notice from Seller to Purchaser; provided, however, if such condition is reasonably susceptible of satisfaction, but not within such thirty (30) day period, then Purchaser may be permitted up to an additional thirty (30) days to satisfy such condition provided that Purchaser diligently and continuously pursues such


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satisfaction. The Closing shall be automatically adjourned during the time periods set forth in this Section; PROVIDED, HOWEVER, that the reduction in the Purchase Price set forth in SECTION 3.1 shall be delayed one day for each day of adjournment pursuant to this Section.

      Section 15.2 TERMINATION BY PURCHASER.

      If the Purchaser terminates this Agreement pursuant to SECTION 15.1(A), this Agreement shall become null and void, the Escrow Agent shall return the Fund to the Purchaser and no party shall have any further liability or obligation to any other party under this Agreement, except as otherwise provided in any of ARTICLE V, SECTION 18.7 or the next sentence. If the Purchaser terminates this Agreement pursuant to SECTION 15.1(A) because of a breach by the Seller of any of the representations or warranties made by it in this Agreement or the failure of the Seller to perform any of the covenants or agreements to be performed by it under this Agreement, the Purchaser may sue to recover its damages arising out of such breach or nonperformance, subject to the limitations set forth in ARTICLE VI. Except as expressly provided in this Agreement to the contrary, in no event and under no circumstances shall Seller have any liability to Purchaser for the Seller's misrepresentation, breach of warranty or default or for the failure of a condition.

      Section 15.3 TERMINATION BY SELLER.

            If the Seller terminates this Agreement pursuant to SECTION 15.1(B), this Agreement shall become null and void, the Escrow Agent shall return the Fund to the Purchaser and no party shall have any further liability or obligation to any other party under this Agreement, except as otherwise provided in any of ARTICLE V, SECTION 18.7 or the next sentence. If the Seller terminates this Agreement pursuant to SECTION 15.1(b) because of a breach by the Purchaser of any of the representations or warranties made by it in this Agreement or the failure of the Purchaser to perform any of the covenants or agreements to be performed by it under this Agreement, the Escrow Agent shall pay the Fund to the Seller. The Seller's sole and exclusive remedy for the Purchaser's misrepresentation, breach of warranty or default shall be to receive the Fund as liquidated damages. In no event and under no circumstances shall the Seller be entitled to receive more than the Fund as damages for the Purchaser's misrepresentation, breach of warranty or default. THE SELLER AND THE PURCHASER ACKNOWLEDGE THAT THE DAMAGES TO THE SELLER IN THE EVENT OF A BREACH OF THIS AGREEMENT BY THE PURCHASER WOULD BE DIFFICULT OR IMPOSSIBLE TO DETERMINE, THAT THE AMOUNT OF THE FUND REPRESENTS THE PARTIES' BEST AND MOST ACCURATE ESTIMATE OF THE DAMAGES THAT WOULD BE SUFFERED BY THE SELLER IF THE TRANSACTION FAILS TO CLOSE AND THAT SUCH ESTIMATE IS REASONABLE UNDER THE CIRCUMSTANCES EXISTING ON THE EFFECTIVE DATE AND UNDER THE CIRCUMSTANCES THAT THE SELLER AND THE PURCHASER REASONABLY ANTICIPATE WOULD EXIST AT THE TIME OF SUCH BREACH. THE PURCHASER AND THE SELLER AGREE THAT THE SELLER'S RIGHT TO RETAIN THE FUND SHALL BE THE SELLER'S SOLE REMEDY, AT LAW AND IN EQUITY, FOR THE PURCHASER'S FAILURE TO PURCHASE THE PROPERTY IN ACCORDANCE WITH THE TERMS OF THIS AGREEMENT.


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      Section 15.4 PURCHASER'S RIGHT TO SEEK SPECIFIC PERFORMANCE.

      If the Seller defaults in performing any of the covenants or agreements to be performed by it under this Agreement, the Purchaser shall have the right, instead of terminating this Agreement pursuant to SECTION 15.1, to elect to permit this Agreement to remain in effect and to sue for specific performance and for any damages caused by the Seller's default, subject to the limitations set forth in ARTICLE VI.

                                   ARTICLE XVI

                                 INDEMNIFICATION

      Section 16.1 BY SELLER.

      Subject to the provisions of SECTION 16.3, the Seller agrees to indemnify, hold harmless and defend the Purchaser from and against:

            (a) all debts, liabilities and obligations arising from business done, transactions entered into or other events occurring before the Closing Date with respect to the Leases and/or the Contracts, other than the debts, liabilities and obligations which are being adjusted between the Seller and the Purchaser pursuant to this Agreement;

            (b) any loss, liability or damage suffered or incurred by the Purchaser arising out of or resulting from injury or death to individuals or damage to property of third parties sustained on the Real Property before the Closing and caused by the willful or negligent act or omission (where applicable law imposes a duty to act) of the Seller; and

            (c) all reasonable costs and expenses (including reasonable attorneys' fees) incurred by the Purchaser in connection with any action, suit, proceeding, demand, assessment or judgment incident to any of the matters indemnified against in this Section.

      Section 16.2 BY PURCHASER.

      Subject to the provisions of SECTION 16.3, the Purchaser agrees to indemnify, hold harmless and defend the Seller from and against:

            (a) all debts, liabilities and obligations arising from business done, transactions entered into or other events occurring on and after the Closing with respect to the Leases and/or the Contracts, other than the debts, liabilities and obligations which are being adjusted between the Seller and the Purchaser pursuant to this Agreement;

            (b) any loss, liability or damage suffered or incurred by the Seller arising out of or resulting from injury or death to individuals or damage to property of third parties sustained on the Real Property before the Closing and caused by the willful or negligent act or omission (where applicable law imposes a duty to act) of the Purchaser; and

            (c) all reasonable costs and expenses (including reasonable attorneys' fees) incurred by the Seller in connection with any action, suit, proceeding, demand, assessment or judgment incident to any of the matters indemnified against in this subsection.

      Section 16.3 LIMITATIONS ON INDEMNIFICATION OBLIGATIONS.

      The obligations of the Seller to indemnify the Purchaser pursuant to
SECTION 16.1 and the obligations of the Purchaser to indemnify the Seller pursuant to SECTION 16.2 are limited as follows:

            (a) LIMIT ON THE SELLER'S OBLIGATION WITH CLOSING. If the Closing is consummated, the Seller shall not have any liability or obligation to the Purchaser pursuant to SECTION 16.1 unless the Seller receives written notice of Purchaser's claim for indemnity within one (1) year after the Closing Date.

            (b) LIMIT ON THE PURCHASER'S OBLIGATION WITH CLOSING. If the Closing is consummated, the Purchaser shall not have any liability or obligation to the Seller pursuant to SECTION 16.2 unless the Purchaser receives written notice of Seller's claim for indemnity within one (1) year after the Closing Date.

      Section 16.4 PROCEDURE FOR OBTAINING INDEMNIFICATION.

            (a) DEFINITIONS. For purposes of this Section, (i) the term "CLAIM" shall mean any claim, litigation, setoff, defense, counterclaim or other legal action taken or asserted by any Person against the Asserting Party, (ii) the term "ASSERTING PARTY" shall mean the party, I.E., the Seller or the Purchaser, as the case may be, against whom a Claim is asserted and who seeks indemnification under SECTION 16.1 or SECTION 16.2, and (iii) the term "DEFENDING PARTY" shall mean the party, I.E., the Seller or the Purchaser, from whom indemnification is sought under SECTION 16.1 or SECTION 16.2.

            (b) NOTICE OF CLAIM; ASSUMPTION OF DEFENSE. If a Claim is made against the Asserting Party which the Asserting Party believes to be covered by the Defending Party's indemnification obligation under SECTION 16.1 or SECTION 16.2, the Asserting Party shall promptly notify the Defending Party of the Claim and, in such notice, shall offer to the Defending Party the opportunity to assume the defense of the Claim within ten (10) Business Days after receipt of the notice (with counsel reasonably acceptable to the Asserting Party). If the Defending Party timely elects to assume the defense of the Claim, the Defending Party shall do so on behalf of both the Asserting Party and the Defending Party, unless both the Asserting Party and the Defending Party are named in the same litigation and representation of both of them by the same counsel would be inappropriate.

            (c) RIGHT TO SETTLE. If the Defending Party timely elects to assume the defense of the Claim, the Defending Party shall have the right to settle the Claim on any terms it considers reasonable as long as the settlement shall not require the Asserting Party to render any performance or pay any consideration without its consent.


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

            (d) RIGHT TO ASSUME DEFENSE. If the Defending Party fails timely to elect to assume the defense of the Claim, or if the Defending Party timely elects to assume the defense of the Claim but thereafter fails to defend the Claim with diligence and continuity, the Asserting Party shall have the right to take over the defense of the Claim and to settle the Claim on any terms it considers reasonable. Any such settlement shall be valid as against the Defending Party.

            (e) SELECTION OF COUNSEL. If the Defending Party assumes the defense of a Claim, the Asserting Party may employ its own counsel but such employment shall be at the sole expense of the Asserting Party. If the Defending Party assumes the defense of a Claim but the same counsel may not represent both the Asserting Party and the Defending Party, or if the Defending Party fails timely to assume the defense of the Claim or, after having elected to assume the defense fails to defend the Claim with diligence and continuity, the Asserting Party may employ its own counsel and such employment shall be at the sole expense of the Defending Party.

            (f) COOPERATION. Whether or not the Defending Party elects to assume the defense of a Claim, the Defending Party shall cooperate with the Asserting Party in the defense of the Claim.

            (g) EXTENSION TO OTHER PERSONS. The indemnification obligations under this Agreement shall also extend to any present or future advisor, trustee, director, officer, partner, member, employee, beneficiary, shareholder, participant or agent of or in the Asserting Party or any Person now or hereafter having a direct or indirect ownership interest in Indemnitee.

                                  ARTICLE XVII

                            POST-CLOSING OBLIGATIONS

      Section 17.1 RELOCATION OF BUILDING MANAGER.

      Seller's Building Manager currently occupies space in the Building which is shown on EXHIBIT L attached hereto and made a part hereof (the "BUILDING MANAGER'S OFFICE"). As of the Effective Date, the buildings which Seller owns in the District of Columbia do not contain any available space where Seller can relocate the Building Manager. Seller shall use its reasonable best efforts to relocate the Building Manager prior to Closing; provided, however, that in the event that Seller cannot relocate the Building Manager (notwithstanding Seller's reasonable best efforts) prior to Closing, Purchaser shall permit the Building Manager to have a license for the space shown on EXHIBIT L for up to three (3) months after the Closing Date; PROVIDED, HOWEVER, that (i) the Building Manager shall not be engaged in the management, operation, maintenance and repair of the Real Property, (ii) the Building Manager shall continue to be the employee of the Seller and shall not be an employee, agent or representative of Purchaser and Purchaser shall have no liabilities or obligations whatsoever with respect to the Building Manager, (iii) the Building Manager shall comply with the rules and regulations applicable to the Building, and (iv) the Seller shall indemnify, hold harmless and defend the Purchaser from and against all costs, claims, and expenses, including reasonable attorneys' fees, resulting from the Building Manager's presence on the Property after the Closing in accordance with ARTICLE
XVI. The

Building Manager shall be available to Purchaser, and will cooperate and consult with Purchaser, at no cost to Purchaser, on all transition issues for three (3) months after the Closing Date, regardless of whether or not the Building Manager has been relocated prior to or during such three (3) month period.

                                 ARTICLE XVIII

                            MISCELLANEOUS PROVISIONS

      Section 18.1 ENTIRE AGREEMENT.

      This Agreement, together with the Exhibits and Schedules hereto, contains the entire agreement between the parties relating to the purchase and sale of the Property, all prior negotiations between the parties are merged by this Agreement and there are no promises, agreements, conditions, undertakings, warranties or representations, oral or written, express or implied, between them other than as herein set forth. No change or modification of this Agreement shall be valid unless the same is in writing and signed by the parties hereto. No waiver of any of the provisions of this Agreement, or any other agreement referred to herein, shall be valid unless in writing and signed by the party against whom it is sought to be enforced.

      Section 18.2 COUNTERPARTS.

      This Agreement may be executed in any number of counterparts and it shall not be necessary that each party to this Agreement execute each counterpart. Each counterpart so executed (or, if all parties do not sign on the same counterpart, each group of counterparts signed by all parties) shall be deemed to be an original, but all such counterparts together shall constitute one and the same instrument. In making proof of this Agreement, it shall not be necessary to account for more than one counterpart or group of counterparts signed by all parties.

      Section 18.3 BENEFIT AND BURDEN.

      All terms of this Agreement shall be binding upon, and inure to the benefit of and be enforceable by, the respective personal representatives, heirs, successors and assigns of the parties hereto. Neither party shall have the right to assign its rights under this Agreement to any other Person, except as contemplated by SECTION 18.5.

      Section 18.4 GOVERNING LAW.

      This Agreement is intended to be performed in the jurisdiction in which the Real Property is located and shall be construed and enforced in accordance with the laws of such jurisdiction, without reference to principles of conflicts of laws.

      Section 18.5 LIKE KIND EXCHANGE.

      If the Seller shall desire to receive other real property (the "EXCHANGE PROPERTY") in lieu of cash that is designated by the Seller and can be acquired from a third party, the Purchaser shall, if requested by the Seller before the Closing Date, cooperate with Seller so that Seller can obtain the Exchange Property pursuant to a purchase contract (the "EXCHANGE PROPERTY CONTRACT") and the Purchaser shall, in lieu of the cash payment to Seller, make the cash payment to a Qualified Intermediary (as defined in the Internal Revenue Code of 1986, as amended), subject to the following provisions:
(a) Purchaser shall not be required to enter into the Exchange Property Contract, (b) the Exchange Property Contract shall provide that the Purchaser shall not have any liability thereunder, and (c) the Purchaser shall not be required to take title to the Exchange Property.

      Section 18.6 NOTICES.

            (a) MANNER OF GIVING NOTICE. Each notice, request, demand, consent, approval or other communication (hereafter in this Section referred to collectively as "NOTICES" and referred to singly as a "NOTICE") which the Seller or the Purchaser is required or permitted to give to the other party pursuant to this Agreement shall be in writing and shall be deemed to have been duly and sufficiently given if

                  (1) personally delivered with proof of delivery thereof (any notice so delivered shall be deemed to have been received at the time so delivered),

                  (2) sent by FedEx (or other similar overnight courier) designating early morning delivery (any notice so delivered shall be deemed to have been received on the next Business Day following receipt by the courier),

                  (3) sent by United States registered or certified mail, return receipt requested, postage prepaid, at a post office regularly maintained by the United States Postal Service (any notice so sent shall be deemed to have been received three days after mailing in the United States), or

                  (4) sent by telecopier or facsimile machine which automatically generates a transmission report that states the date and time of the transmission, the length of the document transmitted and the telephone number of the recipient's telecopier or facsimile machine (with a copy thereof sent in accordance with paragraph (2) above) (any notice so delivered shall be deemed to have been received (i) on the date of transmission, if so transmitted before 5:30 p.m. (local time of the recipient) on a Business Day, or (ii) on the next Business Day, if so transmitted on or after 5:30 p.m. (local time of the recipient) on a Business Day or if transmitted on a day other than a Business
Day), addressed to the parties at their respective addresses designated pursuant to subsection (b).

            (b) ADDRESS FOR NOTICES.

      All notices shall be addressed to the parties at the following addresses:

            (1)   if to the Seller:

                  c/o Mack-Cali Realty Corporation
                  11 Commerce Drive
                  Cranford, New Jersey  07016
                  Attn:  Roger W. Thomas, General Counsel
                  Telecopy:  (908) 497-0485

                  with a copy to:

                  Sheldon J. Weisel, Esq.
                  Shaw Pittman
                  2300 N Street, N.W.
                  Washington, D.C.  20037-1128
                  Telecopy:  (202) 663-8007

            (2)   if to the Purchaser:

                  Board of Governors of the Federal Reserve System
                  Mail Stop 148
                  Washington, D.C.  20551
                  Attn:  Robert E. Frazier, Director
                  Telecopy:  (202) 728-5800

                  with a copy to:

                  Board of Governors of the Federal Reserve System
                  Mail Stop 13
                  Washington, D.C.  20551
                  Attn:  Stephen L. Siciliano, Assistant General Counsel
                  Telecopy:  (202) 452-2005

                  Philip M. Horowitz, Esq.
                  Arter & Hadden LLP
                  1801 K Street, N.W., Suite 400K
                  Washington, D.C.  20006
                  Telecopy:  (202) 857-0172

            (3)   if to the Escrow Agent:

                  c/o Tri-State Commercial Closings, Inc..
                  1150 18th Street, N.W., Suite 575
                  Washington, D.C.  20036
                  Attn:  Richard W. Klein, Jr.
                  Telecopy:  (202) 955-5646

      Either party may, by notice given pursuant to this Section, change the person or persons and/or address or addresses, or designate an additional person or persons or an additional address or addresses, for its notices, but notice of a change of address shall only be effective upon receipt. The Seller and the Purchaser each agrees that it will not refuse or reject delivery of any notice given hereunder, that it will acknowledge, in writing, receipt of the same upon request by the other party and that any notice rejected or refused by it shall be deemed for all purposes of this Agreement to have been received by the rejecting party on the date so refused or rejected, as conclusively established by the records of the U.S. Postal Service or the courier service.

            (c) NOTICE GIVEN BY COUNSEL. All Notices that are required or permitted to be given by either party to the other under this Agreement may be given by such party or its legal counsel, who are hereby authorized to do so on the party's behalf.

      Section 18.7 CONFIDENTIALITY.

      The Purchaser shall hold all information concerning the Property supplied to Purchaser by Seller (the "INFORMATION") in confidence and shall not at any time disclose or permit the disclosure of the Information to any Person without the Seller's prior written consent. The Purchaser further agrees to use the Information only for purposes of evaluating the Property in connection with its purchase of the Property in accordance with the terms of this Agreement. Notwithstanding the foregoing, (i) the Purchaser may disclose the Information to its legal counsel, accountants, lenders, third party consultants and other Persons who need to review the Information in connection with the Purchaser's purchase of the Property in accordance with the terms of this Agreement, (ii) the provisions of this Section shall not apply to any portions of the Information that are available from public sources other than through the actions of the Purchaser or its agents, and (iii) the Purchaser may disclose the Information to the extent that such disclosure is required by law or court order, but the Purchaser first shall provide written notice thereof to the Seller. If this Agreement is terminated before the Closing, the Purchaser promptly shall return the Information to the Seller and shall not retain copies thereof. Prior to Closing, unless disclosure is required by law, or on the advice of securities counsel, the Seller shall not make any public announcements concerning the sale of the Property pursuant to this Agreement without first obtaining the prior written consent of the Purchaser. If, prior to Closing, disclosure is required by law or on the advice of securities counsel, the public announcement shall contain all information that Seller's securities counsel determines is required by law to be disclosed. On the Effective Date, Seller and Purchaser agree that the press releases in the forms attached hereto and made a part hereof as EXHIBIT M may be issued by Seller and/or Purchaser. In addition, on or after the Closing Date, Purchaser agrees that Seller may disclose any information which does not contradict and is otherwise consistent with that contained in the press releases attached hereto and made a part hereof as EXHIBIT M as part of Seller's "road shows" to investors, lenders and other parties in the commercial real estate industry. The provisions of this Section shall survive the Closing or termination of this Agreement.

      Section 18.8 BROKERS.

      Purchaser and Seller represent and warrant to each other that the Sales Agent is the sole broker with whom it has dealt in connection with the Property and the transactions described herein. Seller shall be liable for, and shall indemnify Purchaser against, the One Percent (1%) brokerage commission due to the Sales Agent arising out of the transactions contemplated in this Agreement. Each party hereto agrees to indemnify, defend and hold the other harmless from and against any and all claims, causes of action, losses, costs, expenses, damages or liabilities, including reasonable attorneys' fees and disbursements, which the other may sustain, incur or be exposed to, by reason of any claim or claims by any broker, finder or other person, except the Sales Agent, for fees, commissions or other compensation arising out of the transactions contemplated in this Agreement if such claim or claims are based in whole or in part on dealings or agreements with the indemnifying party. The obligations and representations and warranties contained in this SECTION 18.8 shall survive the termination of this Agreement and the Closing.

      Section 18.9 FURTHER ASSURANCES.

      Each party to this Agreement shall execute and deliver any additional documents and instruments and perform any additional acts that may be necessary or appropriate to effectuate and perform the provisions of this Agreement and the transactions contemplated herein.

      Section 18.10 NO RECORDING.

      The provisions of this Agreement shall not constitute a lien on the Property. Neither the Purchaser nor its agents or representatives shall record or file this Agreement or any notice or memorandum hereof in any public records, except in connection with a suit by the Purchaser for specific performance following the Seller's default.

      Section 18.11 PARTIAL INVALIDITY.

      If any term or provision of this Agreement or the application thereof to any persons or circumstances shall, to any extent, be invalid or unenforceable, the remainder of this Agreement or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable shall not be affected thereby, and each term and provision of this Agreement shall be valid and enforceable to the fullest extent permitted by law.

      Section 18.12 LIMITATION OF LIABILITY.

            (a) No present or future member, officer, employee, advisor or agent of or in Purchaser shall have any personal liability, directly or indirectly, under or in connection with this Agreement or any agreement made or entered into under or in connection with the provisions of this Agreement, or any amendment or amendments to any of the foregoing made at any time or times, heretofore or hereafter, and the Seller hereby waives any and all such personal liability.

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In addition, neither the Purchaser nor any successor or assign of the Purchaser intends to assume any personal liability, directly or indirectly, under or in connection with any agreement to which the Property is now or hereafter subject, and no such assumption shall be implied except to the extent expressly provided for herein. The limitations of liability contained in this Section are in addition to, and not in limitation of, any limitation on liability applicable to the Purchaser provided elsewhere in this Agreement or by law or by any other contract, agreement or instrument.

            (b) No present or future partner, member, director, officer, shareholder, employee, advisor, affiliate or agent of or in Seller shall have any personal liability, directly or indirectly, under or in connection with this Agreement or any agreement made or entered into under or in connection with the provisions of this Agreement, or any amendment or amendments to any of the foregoing made at any time or times, heretofore or hereafter, and the Purchaser and its successors and assigns and, without limitation, all other Persons, shall look solely to the assets and property of the Seller, for the payment of any claim arising out of this Agreement or for any performance, and the Purchaser hereby waives any and all such personal liability. In addition, neither the Seller nor any successor or assign of the Seller intends to assume any personal liability, directly or indirectly, under or in connection with any agreement to which the Property is now or hereafter subject, and no such assumption shall be implied except to the extent expressly provided for herein. The limitations of liability contained in this Section are in addition to, and not in limitation of, any limitation on liability applicable to the Seller provided elsewhere in this Agreement or by law or by any other contract, agreement or instrument. Notwithstanding the foregoing, from and after the Closing Date until the Final Date (as hereinafter defined), Mack-Cali Realty, L.P. (the "PARENT"), by executing this Agreement, hereby absolutely, unconditionally and irrevocably guarantees the full and prompt payment and performance of all duties, covenants, agreements, commitments and obligations of Seller pursuant to this Agreement (including without limitation, any amounts that, but for the initiation of any proceeding under any insolvency or bankruptcy law would be or become due thereunder) (the "PARENT GUARANTY"). As used herein, "FINAL DATE" shall mean the date which is one (1) year after the Closing Date, provided that if on such date Purchaser has commenced a claim against Seller under this Agreement, the Final Date shall be extended until such claim is resolved by final non-appealable court order or by settlement.

      Section 18.13 WAIVER OF JURY TRIAL.

      The Seller and the Purchaser waive trial by jury in any action, proceeding or counterclaim brought by either of them against the other on any matter arising out of or in any way connected with this Agreement.

      Section 18.14 SOIL CONDITIONS.

      In accordance with the provisions of ss.45-508(b) of the District of Columbia Code, according to the "Soil Survey of District of Columbia" (prepared by the United States Department of Agriculture, Soil Conservation Service, and issued July 1976) at page 50 and map sheet 9 at the back of the publication, the condition of the soil of the Real Property is that of "Urban Land" (Ub). Further information concerning the characteristic of the soil and the Real

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Property may be obtained from a soil testing laboratory, the District of
Columbia Department of Environmental Services or the Soil Conservation Service of the Department of Agriculture.

      Section 18.15 TIME OF ESSENCE.

      Purchaser and Seller agree that, wherever this Agreement provides that a party must send or give any notice, make an election or take some other action within a specific time period in order to exercise a right or remedy it may have hereunder, time shall be of the essence with respect to the taking of such action, and such party's failure to take such action within the applicable time period shall be deemed to be an irrevocable waiver by such party of such right or remedy.



                     [SIGNATURES ARE ON THE FOLLOWING PAGE.]

      IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the day and year first above stated.

                                    SELLER

                                    M-C CAPITOL ASSOCIATES L.L.C.

                                    By:   Mack-Cali D.C. Management Corp.,
                                          managing member


                                          By:    /s/ Mitchell E. Hersh
                                                 -----------------------------
                                          Name:  Mitchell E. Hersh
                                                 -----------------------------
                                          Title: Chief Executive Officer
                                                 -----------------------------

                                    PURCHASER

                                    BOARD OF GOVERNORS OF THE FEDERAL RESERVE
                                    SYSTEM


                                    By:   /s/ Robert E. Frazier
                                          ------------------------------------
                                          Robert E. Frazier, Director of the
                                          Division of Support Services


                                    Solely for the purpose of agreeing to the provisions of SECTION 18.12:

                                    PARENT:

                                    MACK-CALI REALTY, L.P.

                                    By:   Mack-Cali Realty Corporation, its
                                          general partner

                                          By:    /s/ Mitchell E. Hersh
                                                 -----------------------------
                                          Name:  Mitchell E. Hersh
                                                 -----------------------------
                                          Title: Chief Executive Officer
                                                 -----------------------------


                       [SIGNATURES CONTINUED ON NEXT PAGE]

            Solely for the purpose of agreeing to the provisions of ARTICLES IV, XIII AND XIV:

                                    ESCROW AGENT

                                    TRI-STATE COMMERCIAL CLOSINGS, INC.


                                    By:   /s/ Richard W. Klein, Jr.
                                          ------------------------------------
                                          Richard W. Klein, Jr.
                                          President

                                                and

                                    LAWYERS TITLE INSURANCE CORPORATION


                                    By:    /s/ Carson Mills
                                           -------------------------------
                                    Name:  Carson Mills
                                           -------------------------------
                                    Title: Vice President and Area Counsel
                                           -------------------------------